                                                                   EXHIBIT 10(b)
                                                                   -------------
                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------

                                 by and between

                           JUDGE COMPUTER CORPORATION

                                      and

                                DATAIMAGE, INC.

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------


     THIS AGREEMENT AND PLAN OF MERGER (hereinafter "Agreement") is dated as of December 1, 1995, by and between JUDGE COMPUTER CORPORATION, a New Jersey corporation ("Judge") and DATAIMAGE, INC., a Delaware corporation ("DataImage").

     WHEREAS, the respective Boards of Directors of Judge and DataImage have approved and deem it advisable, and in the best interests of their respective stockholders to consummate the merger of Judge with and into DataImage (the "Merger") pursuant to the terms and subject to the conditions set forth in this Agreement; and

     WHEREAS, for federal income tax purposes, it is intended that the Merger qualify as a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, the parties desire to provide for certain undertakings, conditions, representations, warranties and covenants in connection with the transactions contemplated hereby.

     NOW THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                     TERMS

                             ARTICLE I.  THE MERGER

     1.1  Merger, Transfer of Property and Liabilities.  In accordance with the
          --------------------------------------------
provisions of this Agreement, the General Corporation Law of the State of Delaware ("GCL") and the New Jersey Business Corporation Act ("BCA") at the Effective Time (as such term is defined in Section 1.5 hereof), Judge shall be merged with and into DataImage and DataImage shall be the surviving corporation (hereinafter sometimes called the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Delaware. At the Effective Time: (i) the separate existence of Judge shall cease; (ii) all of the outstanding shares of stock of Judge and DataImage shall be exchanged for and converted into Common Stock of the Surviving Corporation as hereinafter provided; and (iii) by virtue of the Merger without further act or deed, the Surviving Corporation shall upon the Effective Time and thereafter possess all of the rights, privileges, powers and franchises of a public as well as of a private nature, and being subject to all the restrictions, disabilities and duties of DataImage and Judge; and all and singular, the rights, privileges, powers and franchises of each of said corporations, and all property, real, personal and mixed, and all debts due to any of said corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of such corporations shall be vested in the Surviving Corporation, and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the said Judge and DataImage, and the title to any real estate vested by deed or otherwise, under the laws of any applicable state or jurisdiction, in any of the said Judge and DataImage, shall not revert or be in any way impaired by reason of this chapter, but all rights of creditors and all liens upon any property of any of said constituent corporations shall be preserved unimpaired, and all debts, liabilities and duties of the said Judge and DataImage shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     1.2  Surviving Corporation.  Following the Merger, the existence of the
          ---------------------
Surviving Corporation shall continue unaffected and unimpaired by the Merger with all rights, powers, privileges and immunities and subject to all duties and liabilities of a corporation authorized under the laws of the State of Delaware. At the Effective Time, the Certificate of Incorporation and By-Laws of DataImage, as in effect immediately prior thereto, copies of which are attached hereto as Exhibits "A" and "B" respectively, shall be the Certificate of Incorporation and By-Laws of the Surviving Corporation until altered or amended as provided therein or by law. Notwithstanding the foregoing, the Certificate of Incorporation shall be amended to change the name of the Surviving Corporation as set forth in Section 1.3, and as otherwise provided in this Agreement.

     1.3  Name.  The name of the Surviving Corporation as of the Effective Time
          ----
shall be changed to Judge Imaging Systems, Inc.

     1.4  Directors and Officers.  At the Closing, DataImage shall cause to be
          ----------------------
delivered the resignation of each officer and director of DataImage from their position(s) as such; each such resignation shall specify that it will be effective as of the Effective Time. At the Closing, DataImage shall cause to be delivered a consent of the directors of DataImage made pursuant to the GCL, dated as of the date immediately preceding the date of Closing, and resolving that Martin E. Judge, Jr., Michael A. Dunn, and Wendy Greenberg shall serve as directors of the Surviving Corporation following the Effective Time in accordance with the Certificate of Incorporation and By-Laws of the Surviving Corporation and the GCL, provided only that each of the proposed directors fill out and deliver to DataImage standard director and officers questionnaires with responses which do not require the Board of Directors of DataImage to reject such candidates in the reasonable exercise of their judgment as directors of a publicly owned corporation. The officer of the Surviving Corporation following the Effective Time shall be as follows: Martin E. Judge, Jr., Chief Executive Officer; Wendy Greenberg, President; Raymond A. Sozzi, Chief Operating Officer; Katherine A. Wiercinski, Secretary; and Margaret E. Sulpazo, Treasurer.

     1.5  Effective Time.  The Merger shall become effective at the time and
          --------------
date that the later of the following two events has occurred: (i) the acceptance for filing of the certificate of merger (the "BCA Certificate") by the appropriate department of the State of New Jersey and (ii) the acceptance for filing of the certificate of merger (the "GCL Certificate") by the appropriate department of the State of Delaware in accordance with the GCL. The BCA Certificate and the GCL Certificate shall be delivered to the appropriate department of the States of New Jersey and Delaware respectively, for filing, as stated above, at the Closing provided for in Section 1.19. The date and time when the Merger shall become effective are referred to herein as the "Effective Date" or "Effective Time."

     1.6  Conversion of Judge Common Stock and Preferred Stock.  By virtue of
          ----------------------------------------------------
the Merger, automatically and without any action on the part of the holder thereof at the Effective Time, all of the issued and outstanding shares of common stock, par value $.005 per share, of Judge ("Judge Common Stock") and all of the issued and outstanding shares of preferred stock, par value $.01 per share, of Judge ("Judge Preferred Stock"), unless previously converted into Judge Common Stock, shall be converted into shares of common stock, par value $.01 per share, of the Surviving Corporation ("Surviving Corporation Common Stock"), as described below. Notwithstanding the foregoing, the Judge Series A Convertible Preferred Stock described in Section 1.8 shall not be converted into Surviving Corporation Common Stock, but shall be converted as set forth in
Section 1.8 and the Judge Series B Preferred Stock described in Section 1.9 shall not be converted into Surviving Corporation Common Stock, but shall be converted as set forth in Section 1.9.

          (a) Judge Options, Warrants, Convertible Securities, and Other Rights.
              ------------------------------------------------------------------
Prior to Closing, Judge shall take all necessary action to convert into Judge Common Stock, extinguish, or otherwise terminate all outstanding options, warrants, convertible securities, and any other stock rights for Judge Common Stock or Judge Preferred Stock.

          (b) Issuance of Surviving Corporation Common Stock.  In the Merger,
              ----------------------------------------------
the Surviving Corporation shall issue a cumulative total of 4,375,000 shares of the Surviving Corporation Common Stock and Surviving Corporation Series A Convertible Preferred Stock (collectively the "Surviving Corporation Stock") to the then current shareholders of Judge. The Surviving Corporation Series A Convertible Preferred Stock will be converted as set forth in Section 1.8. In the Merger, the Surviving Corporation will hold in reserve 375,000 shares of the Surviving Corporation Common Stock for certain employee stock grants and employee stock options. The shares issued to the then current Judge Shareholders, together with the shares reserved by the Surviving Corporation for employee options and grants upon issuance, will constitute 95% of the issued and outstanding voting shares of the Surviving Corporation. In the Merger, the Surviving Corporation will issue to the holders of Judge Common Stock one share of Surviving Corporation Common Stock for every X shares of Judge Common Stock and, if not previously converted, one share of Surviving Corporation Common Stock for every X shares of Judge Preferred Stock. For purposes of the foregoing, the variable "X" shall be the equivalent of 10,566,347 divided by the remainder of 4,375,000 less the number of Judge Series A Convertible Preferred Stock shares sold in the private placement described in Section 1.8.

          (c) Deposit of Judge Common, Preferred and Series A Convertible
              -----------------------------------------------------------
Preferred Stock and Exchange Procedures.
- ---------------------------------------

              i. After the Effective Time, holders of certificates theretofore evidencing outstanding shares of Judge Common Stock and, if not previously converted, Judge Preferred Stock that are converted into shares of the Surviving Corporation Common Stock pursuant to the Merger and Judge Series A Convertible Preferred Stock ("Certificates"), upon surrender of such Certificates to such exchange agent as may be designated by Judge (the "Exchange Agent"), together with a duly executed letter of transmittal and such other documents as the Exchange Agent may require, shall be entitled to receive certificates representing the number of whole shares of Surviving Corporation Stock into which shares of Judge Common Stock and Judge Preferred Stock or Judge Series A Convertible Preferred Stock theretofore represented by the Certificates so surrendered shall have been converted, as provided in this Section, and cash payments in lieu of fractional shares, if any, as provided in this Section, and upon such due surrender the Certificates shall be canceled.

          ii. In the event that any Certificate or Certificates shall have been lost, stolen or destroyed, then the Exchange Agent shall be authorized to request the person claiming such Certificate or Certificates to furnish an affidavit of lost, stolen or destroyed stock certificate and indemnification agreement and to take such other steps as would be customarily taken under similar circumstances by the Exchange Agent if it were acting as a transfer agent and upon receipt of such executed affidavit and agreement and upon completion of such other steps, including, when and to the extent appropriate in the reasonable judgment of the Exchange Agent, the posting of an irrevocable bond, to issue in exchange for such lost, stolen or destroyed Certificate or Certificates shares of the Surviving Corporation Stock, and make the fractional share payment, if any, to such holder as promptly as possible in accordance with this Section.

              iii. The Surviving Corporation shall be entitled to treat each Certificate, until surrendered as provided in this Section, as evidence of ownership of the number of whole shares of the Surviving Corporation Stock into which the shares of Judge Common Stock or Judge Preferred Stock or Judge Series A Convertible Preferred Stock formerly represented thereby were converted. However, until such Certificates are so surrendered, no dividend payable to holders of record of the Surviving Corporation Stock shall be paid to any holder of such Certificates, and no payment for fractional shares may be made, but upon surrender of such Certificates by such holder there shall be paid to such holder the amount of any dividends, without interest, theretofore paid with respect to such whole shares of the Surviving Corporation Stock, but not paid to such holder, and which dividends had a record date occurring on or subsequent to the Effective Date and the amount of any cash, without interest, payable to such holder in lieu of fractional shares pursuant to this Section. After the Effective Date, there shall be no further registration of transfers on the records of the Surviving Corporation of Certificates and, if a Certificate is presented to DataImage or Judge, it shall be canceled and exchanged for certificates representing whole shares of the Surviving Corporation Stock and a payment for fractional shares, if any, as herein provided.

              iv. If any certificate for the Surviving Corporation Stock or payment for fractional shares is to be issued or made to a person other than one in whose name the certificate surrendered in exchange therefore is registered, it shall be a condition of the issuance or payment thereof that the Certificate surrendered in exchange shall be properly endorsed (with signatures guaranteed as may be required by the Exchange Agent) and otherwise in proper form for transfer and that the person requesting such issuance or payment either (A) pay to the Exchange Agent any transfer or other taxes required by reason of the issuance of a new certificate for shares of the Surviving Corporation Stock or the payment of cash in lieu of fractional shares to the person, other than the registered holder of the Certificate surrendered, or (B) establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

          (d) No Fractional Shares.  Notwithstanding any term or provision
              --------------------
hereof, no fractional shares of the Surviving Corporation Stock, and no certificates or scrip therefor, or other evidence of ownership thereof, shall be issued in the Merger in exchange for any shares of Judge Common Stock, Judge Preferred Stock, or Judge Series A Convertible Preferred Stock; no dividend or distribution with respect to the Surviving Corporation Stock shall be payable on or with respect to any fractional share interests; and no such fractional share interest shall entitle the owner thereof to vote or to any other rights of a stockholder of Judge. In lieu of such fractional share interests, any holder of Judge Common Stock or Judge Preferred Stock or Judge Series A Convertible Preferred Stock, who would otherwise be entitled to a fractional share of the Surviving Corporation Stock will, upon due surrender of his Certificate or Certificates, be paid the cash value of such fractional share interest, which shall be equal to the product of the fraction multiplied by the fair market value at the Effective Date of a share of the Surviving Corporation Stock. For the purposes of determining any such fractional share interests, all shares of Judge Common Stock and Judge Preferred Stock and Judge Series A Convertible Preferred Stock owned by a Judge stockholder shall be combined so as to calculate the maximum number of whole shares of the Surviving Corporation Stock issuable to such Judge stockholder.

     1.7  Conversion of DataImage Common Stock.  By virtue of the Merger,
          ------------------------------------
automatically and without any action on the part of the holder thereof at the Effective Time, all of the issued and outstanding shares of common stock, par value $.01 per share, of DataImage ("DataImage Common Stock") shall be converted into Surviving Corporation Common Stock as described below.

          (a) DataImage Options, Warrants, Convertible Securities, and Other
              --------------------------------------------------------------
Rights.  Prior to Closing, DataImage shall take all necessary action to convert
- ------
into DataImage Common Stock, extinguish, or otherwise terminate all outstanding options, warrants, convertible securities, and any other stock rights for DataImage Common Stock.

          (b) Issuance of Surviving Corporation Common Stock.  It is anticipated
              ----------------------------------------------
that immediately prior to the Effective Time, DataImage will have issued and outstanding 7,990,217 shares of DataImage Common Stock. In the Merger, the Surviving Corporation will issue to the DataImage shareholders one share of Surviving Corporation Common Stock for every 31.960868 shares of DataImage Common Stock held by the then-current shareholders of DataImage for a total of 250,000 shares. The foregoing exchange ratio is subject to adjustment if the number of issued and outstanding shares of DataImage Common Stock differs from that which is anticipated in order to ensure that DataImage shareholders own five (5%) percent of the issued and outstanding shares of the Surviving Corporation Common Stock.

          (c) Deposit of DataImage Common Stock and Exchange Procedures.
              ---------------------------------------------------------

              i. After the Effective Date, holders of certificates theretofore evidencing outstanding shares of DataImage Common Stock that are converted into shares of the Surviving Corporation Common Stock pursuant to the Merger ("Certificates"), upon surrender of such Certificates to the Exchange Agent, together with a duly executed letter of transmittal and such other documents as the Exchange Agent may require, shall be entitled to receive certificates representing the number of whole shares of the stock of the Surviving Corporation into which shares of DataImage Common Stock theretofore represented by the Certificates so surrendered shall have been converted, as provided in this Section, and cash payments in lieu of fractional shares, if any, as provided in this Section, and upon such due surrender the Certificates shall be canceled.

              ii. In the event that any Certificate or Certificates shall have been lost, stolen or destroyed, then the Exchange Agent shall be authorized to request the person claiming such Certificate or Certificates to furnish an affidavit of lost, stolen or destroyed stock certificate and indemnification agreement and to take such other steps as would be customarily taken under similar circumstances by the Exchange Agent if it were acting as a transfer agent and upon receipt of such executed affidavit and agreement and upon completion of such other steps, including, when and to the extent appropriate in the reasonable judgment of the Exchange Agent, the posting of an irrevocable bond, to issue in exchange for such lost, stolen or destroyed Certificate or Certificates shares of the Surviving Corporation Common Stock, and make the fractional share payment, if any, to such holder as promptly as possible in accordance with this Section.

              iii. The Surviving Corporation shall be entitled to treat each Certificate, until surrendered as provided in this Section, as evidence of ownership of the number of whole shares of the Surviving Corporation Common Stock into which the shares of DataImage Common Stock formerly represented thereby were converted. However, until such Certificates are so surrendered, no dividend payable to holders of record of the Surviving Corporation Common Stock shall be paid to any holder of such Certificates, and no payment for fractional shares may be made, but upon surrender of such Certificates by such holder there shall be paid to such holder the amount of any dividends, without interest, theretofore paid with respect to such whole shares of the Surviving Corporation Common Stock, but not paid to such holder, and which dividends had a record date occurring on or subsequent to the Effective Date and the amount of any cash, without interest, payable to such holder in lieu of fractional shares pursuant to this Section. After the Effective Date, there shall be no further registration of transfers on the records of the Surviving Corporation of Certificates and, if a Certificate is presented to DataImage or Judge, it shall be canceled and exchanged for certificates representing whole shares of the Surviving Corporation Common Stock and a payment for fractional shares, if any, as herein provided.

                iv. If any certificate for the Surviving Corporation Common Stock or payment for fractional shares is to be issued or made to a person other than one in whose name the certificate surrendered in exchange therefore is registered, it shall be a condition of the issuance or payment thereof that the Certificate surrendered in exchange shall be properly endorsed (with signatures guaranteed as may be required by the Exchange Agent) and otherwise in proper form for transfer and that the person requesting such issuance or payment either
(A) pay to the Exchange Agent any transfer or other taxes required by reason of the issuance of a new certificate for shares of the Surviving Corporation Common Stock or the payment of cash in lieu of fractional shares to the person, other than the registered holder of the Certificate surrendered, or (B) establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

          (d) No Fractional Shares.  Notwithstanding any term or provision
              --------------------
hereof, no fractional shares of the Surviving Corporation Common Stock, and no certificates or scrip therefor, or other evidence of ownership thereof, shall be issued in the Merger in exchange for any shares of DataImage Common Stock; no dividend or distribution with respect to the Surviving Corporation Common Stock shall be payable on or with respect to any fractional share interests; and no such fractional share interest shall entitle the owner thereof to vote or to any other rights of a stockholder of DataImage. In lieu of such fractional share interests, any holder of DataImage Common Stock, who would otherwise be entitled to a fractional share of the Surviving Corporation Common Stock will, upon due surrender of his Certificate or Certificates, be paid the cash value of such fractional share interest, which shall be equal to the product of the fraction multiplied by the fair market value at the Effective Date of a share of the Surviving Corporation Common Stock. For the purposes of determining any such fractional share interests, all shares of DataImage Common Stock owned by a DataImage stockholder shall be combined so as to calculate the maximum number of whole shares of the Surviving Corporation Common Stock issuable to such DataImage stockholder.

     1.8  Private Placement of Judge Preferred Stock.  Prior to the Merger,
          ------------------------------------------
Judge will use its best efforts to complete a private placement of Judge Series A Convertible Preferred Stock, at its sole cost and expense. The preferences and rights of this stock are set forth in Schedule 1.8. The private placement will seek to raise a minimum of $600,000 at a sales price of $1.333333 per share. This sales price is subject to adjustment by Judge. As of the Effective Time, the Surviving Corporation shall authorize a class of preferred stock identical in preferences and rights to those set forth in Schedule 1.8 (the "Surviving Corporation Series A Convertible Preferred Stock"). In the Merger, the Surviving Corporation shall issue one share of Surviving Corporation Series A Convertible Preferred Stock for every one share of Judge Series A Convertible Preferred Stock pursuant to the exchange procedures set forth in Section 1.6(c).

     1.9  Conversion of Certain Debt into Equity.  Judge currently has certain
          --------------------------------------
outstanding debt on its balance sheet which shall be converted immediately prior to the Merger into a class of preferred stock in Judge (the "Judge Series B Preferred Stock"). As of the Effective Time, the Surviving Corporation shall authorize a class of preferred stock identical in preferences and rights to those set forth in Schedule 1.9.As of the Effective Time, the Surviving Corporation shall issue one share of Surviving Corporation Series B Preferred Stock for every one share of Judge Series B Preferred Stock pursuant to the exchange procedure set forth in Section 1.6(c). The face value of the stock shall be $1,000 per share. The conversion of this debt and creation of the Judge Series B Preferred Stock shall not effect the percentage of ownership in the Surviving Corporation as set forth in this Agreement and shall not adversely effect the balance sheets of either Judge or the Surviving Corporation. This class of preferred stock shall have no voting rights nor shall it be convertible into other classes of stock of the Surviving Corporation. The preferences and rights of this class of preferred stock is set forth in Schedule 1.9.

     1.10 Dissenting Stockholders.  In the event that any stockholder of
          -----------------------
DataImage or Judge shall send notice, in compliance with the GCL or the BCA, that such stockholder intends to exercise any rights as a dissenting shareholder, or with respect to any appraisal rights, or shall otherwise qualify or be entitled to receive rights, benefits, payments or special consideration pursuant to the GCL or the BCA as a result of the Merger, the Surviving Corporation shall comply with the provisions of the GCL and the BCA, with respect to such shareholders. Nothing contained in this Section 1.10 shall be construed as to create or enhance any rights of shareholders, nor as a waiver of any rights that DataImage, Judge, or the Surviving Corporation may have to contest, defend or compromise the right of any shareholder in this context.

     1.11 Stockholders' Meeting.  Judge and DataImage shall, as soon as
          ---------------------
practicable, secure the required stockholder approval of this Agreement and the Merger contemplated hereby. Subject to the fiduciary duties of their respective directors, Judge's directors and DataImage's directors shall recommend to their respective stockholders approval of this Agreement and the Merger. The respective meetings shall be conducted in accordance with the BCA and GCL. Approval by the stockholders of this Agreement and the Merger contemplated thereby shall be in accordance with the BCA and GCL and any applicable federal law.

     1.12 Proxy Statement.
          ---------------

          (a) As soon as practicable after the execution of this Agreement, DataImage shall, at its sole cost and expense (subject to certain reimbursement provisions set forth in Section 1.15) cause to be prepared and filed with the appropriate regulatory authorities and distributed to its stockholders a proxy statement or, if proxies are not required to be solicited to complete Closing, a
Schedule 14C Information Statement (hereinafter either or both of which may be referred to as "Proxy Statement"), in order to consummate the transactions contemplated by this Agreement as soon as reasonably practicable and to satisfy all applicable requirements under the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively referred to as the "Securities Act").

          (b) Judge will furnish such information concerning Judge as is necessary in order to cause the Proxy Statement, insofar as it relates to such corporation, to comply with Section 1.12(a). Judge agrees promptly to advise DataImage if at any time prior to the Effective Time any information provided by it in the Proxy Statement becomes incorrect or incomplete in any material respect and to provide DataImage with the information needed to correct such inaccuracy or omission. Judge will also furnish DataImage with such supplemental information as may be necessary in order to cause such Proxy Statement, insofar as it relates to Judge, to comply with Section 1.12(a) after the mailing thereof to DataImage stockholders.

          (c) DataImage will incorporate within the Proxy Statement such information concerning DataImage as is necessary in order to cause the Proxy Statement, insofar as it relates to such corporation, to comply with Section 1.12(a). DataImage agrees promptly to advise Judge if at any time any information provided by DataImage in the Proxy Statement becomes incorrect or incomplete in any material respect and to provide the relevant agency or parties with the information needed to correct such inaccuracy or omission. DataImage will furnish the relevant agency or parties with such supplemental information as may be necessary in order to cause the Proxy Statement, insofar as it relates to DataImage, to comply with Section 1.12(a) after the mailing thereof to DataImage stockholders.

          (d) DataImage, Judge and the Surviving Corporation will comply with the Securities Act and all applicable state securities laws and regulations as pertain to the activities of the applicable corporation contemplated or required by this Agreement and shall secure at their respective expense all necessary federal and state securities law approvals in connection with the respective activities of each.

     1.13 Cooperation, Regulatory Approvals.  The parties shall cooperate fully
          ---------------------------------
in the preparation and submission by them, as promptly as reasonably practicable, of such notices, applications, petitions, and other documents and materials as any of them may reasonably deem necessary (or desirable) to the SEC, other regulatory authorities, holders of the voting shares of capital stock of DataImage and Judge, and any other persons for the purpose of obtaining any approvals or consents necessary to consummate the transactions contemplated by this Agreement. Prior to the making of any such filings with any regulatory authority or the making of any written disclosures with respect to the transactions contemplated hereby to stockholders or any third person (such as mailings to stockholders or press releases), the parties shall submit to each other the materials to be filed, mailed or released. Any such materials must be acceptable to both Judge and DataImage (such acceptance not to be unreasonably withheld) prior to the filings with any regulatory authorities or the disclosures to stockholders or any third person, except to the extent that any party is legally required to proceed prior to obtaining the acceptances of the other parties.

     1.14 Finders Fee.  Upon completion of the Closing, the Surviving
          -----------
Corporation shall pay any commission due to Ronald Smith, which amount shall not exceed $30,000.00.

     1.15 Certain Expenses.  No later than five (5) days prior to the Closing,
          ----------------
DataImage shall provide Judge with copies of invoices for all of DataImage's legal, accounting, printing and other costs associated with the preparation and filing of the Proxy Statement (the "Invoices"). If the total amount due pursuant to the Invoices is in excess of $20,000.00, then DataImage shall make such payments or obtain written releases such that the amount of the Invoices shall not be in excess of $20,000.00. DataImage shall provide Judge copies evidencing such payment or waivers at the time the Invoices are provided. Upon completing of the Closing, the Surviving Corporation will pay on behalf of DataImage up to $20,000.00 for DataImage's legal, accounting, printing and other costs associated with the preparation and filing of the Proxy Statement.

     1.16 Payment to Certain Creditors.  No later than ten (10) days before
          ----------------------------
Closing,  DataImage shall provide Judge with a written listing of all
liabilities and the amounts owed  as liabilities.   At Closing, DataImage shall
provide in a form acceptable to Judge, written waivers or evidence of payment, such that the amounts owed for all liabilities does not exceed $ 80,000. Upon the completion of Closing, the Surviving Corporation shall pay the Listed Creditors the discounted amounts, the total of which is not to exceed $ 80,000.

     1.17 Employees.
          ---------

          (a) The parties contemplate that subsequent to Closing, all current employees of DataImage will be retained by the Surviving Corporation. Notwithstanding the foregoing, current employees of DataImage are not obligated to accept or continue their employment by the Surviving Corporation or for the Surviving Corporation to continue their employment for any period of time.

          (b) Prior to Closing, DataImage will secure or furnish written confidentiality and non-solicitation agreements from all current employees of DataImage and any who are hired by DataImage subsequent hereto, in a form acceptable to Judge.

          (c) All existing employment agreements (including any severance benefits) of DataImage shall be terminated as of the Closing Date. Notwithstanding the foregoing, accrued vacation time, to the extent it does not exceed a value of $7,000.00, shall not be terminated. Raymond V. Sozzi shall waive any accrued vacation time prior to Closing. DataImage agrees to use its best efforts to persuade its employees to utilize their accrued vacation time prior to the Closing Date. Within fifteen (15) days after the execution of this Agreement, DataImage shall provide in a form acceptable to Judge, written releases effectuating the foregoing.

          (d) DataImage shall have satisfied or secured the forgiveness or waiver of all accrued payroll, deferred compensation arrangements all payroll taxes, and associated payroll expenses through the last complete bi-weekly pay period immediately prior to the Closing Date.


     1.18 Employment of Raymond V. Sozzi.  The Surviving Corporation shall enter
          ------------------------------
into an Employment Agreement with Raymond V. Sozzi at the Closing. The pertinent and essential terms of the Employment Agreement are attached as
Schedule 1.18. Subsequent to the execution of this Agreement, Judge and Sozzi shall in good faith execute an Employment Agreement reflecting the terms set forth in Schedule 1.18, and which shall contain the standard and usual provisions of an executive employment agreement.

     1.19 Closing.  All transactions contemplated by this Agreement shall be
          -------
effected and consummated at a closing to be held at the offices of Judge immediately prior (to the extent practicable) to the Effective Time. At such closing (the "Closing"), the transactions contemplated by this Agreement, and all other transactions intended to be concluded and actions taken at the Closing in connection herewith, shall be deemed to have occurred simultaneously, and that each execution, delivery, witnessing or other action contemplated to be taken at the Closing shall each be deemed to be a condition to the effectiveness of every other execution, delivery, witnessing or other action to be taken at such Closing. All such executions, deliveries, witnessing or other actions contemplated to be taken at the Closing and the transactions represented thereby shall be collectively called the "Merger." Following completion of the activities contemplated at Closing as aforesaid, all transactions effected as aforesaid shall be deemed to be held in escrow until the Effective Time. Closing may be held at any time after the filing of the Proxy Statement in the event the only material conditions to Closing which has not been satisfied or waived is the mailing of the Proxy Statement to the stockholders of DataImage and the filing of the BCA Certificate and the GCL Certificate.

                  ARTICLE II.  REPRESENTATIONS AND WARRANTIES

     2.1  Representations and Warranties of Judge.  Judge represents and
          ---------------------------------------
warrants to DataImage as follows:

          (a) Organization, Good Standing, Authority, Insurance, Etc.  Judge is
              ------------------------------------------------------
a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. Judge has all requisite corporate power and authority to conduct its business as it is now conducted, to own and operate its properties and assets and to lease properties used in its business. Judge has all requisite corporate power and authority to enter into this Agreement and subject to obtaining any required regulatory and shareholder approvals, to carry out the provisions of this Agreement. Judge is qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which qualification is necessary under applicable law, except to the extent that any failure to so qualify would not, in the aggregate, have a material adverse effect on the business, financial condition, prospects or results of operations of Judge taken as a whole.

          (b) Capitalization, Investments.  The authorized capital stock of
              ---------------------------
Judge consists of 15,000,000 shares of common stock, par value $.005 per share, of which 6,489,250 shares are duly issued and outstanding, fully paid and non-assessable as of October 15, 1995, and 10,000,000 shares of preferred stock, par value $.10, of which 3,665,770 shares are duly issued and outstanding fully paid and non-assessable as of October 15, 1995. Except as set forth in Schedule 2.1(b) hereto, there are outstanding no options, convertible securities, warrants or other rights to purchase or acquire any of Judge's capital stock from Judge, there is no commitment of Judge to issue the same, and other than by operation of law, there are no outstanding agreements, restrictions, contracts, commitments or demands of any character to which Judge is a party, which relate to the transfer or restrict the transfer of any shares of Judge's capital stock.

          (c) Financial Statements.  Judge has furnished DataImage with its
              --------------------
unaudited financial statements for Judge as of the end of Judge's last three fiscal years, and prior to Closing, will furnish DataImage with an audited financial statement of financial condition as at the end of its last fiscal year and an audited statement of (i) operations, (ii) stockholders' equity, and (iii) cash flows for each of the last two fiscal years, together with the reports of Judge's independent certified public accountants, pertaining to said audited financial statements. Said unaudited statements do and such audited statements will present fairly in all material respects the financial condition and results of operations of Judge at and for the dates thereof, in accordance with generally accepted accounting principles consistently applied. Except as and to the extent reflected or reserved against in the described financial statements, or as otherwise disclosed pursuant to this Agreement, Judge did not have, at the date thereof, any material liabilities or obligations, or any other liabilities or obligations which in the aggregate would be material, secured or unsecured (whether accrued, absolute, contingent or otherwise), including, without limitation, any tax liabilities, which should be reflected in the described financial statements in accordance with generally accepted accounting principles consistently applied. The books and records of Judge are maintained in accordance with generally accepted accounting principles consistently applied.

          (d) Absence of Certain Developments.  Since June 30, 1995, except as
              -------------------------------
set forth on Schedule 2.1(d) hereto, there has been no material adverse change in the financial condition, business, prospects or results of operations of Judge taken as a whole.

          (e) Taxes.  Except as set forth on Schedule 2.1(e): (i) Judge has
              -----
filed all tax returns (as described below) it is required to file, and all taxes (as described below), now known by the executive officers of Judge to be due from Judge have been duly paid, other than taxes or charges which are not as yet delinquent or are being contested in good faith or have not been finally determined, and no extensions for the time of payment have been requested; (ii) no additional assessments of tax by any governmental authority for which there is not adequate provision in Judge's financial statements of June 30, 1995 are known by an executive officer of Judge to be proposed, pending or threatened, other than taxes for periods for which returns are not yet required to be filed; and (iii) no unexpired waivers of the statute of limitations executed by Judge with respect to federal income taxes are in effect as of the date hereof.
Except as set forth on Schedule 2.1(e), the accruals and reserves for tax liabilities reflected in Judge's financial statement of June 30, 1995 are adequate for the payment of all of Judge's federal, state, local and foreign tax liabilities, including interest and penalties, whether proposed, pending, threatened or disputed, for all periods ended on or prior to June 30, 1995, and for which Judge may, at said date, have been liable, other than tax liabilities imposed as a result of the transactions contemplated by this Agreement. The Internal Revenue Service has never audited Judge. Copies of all material correspondence and documents relating to federal, state or local franchise, income or similar taxes in respect to the five most recently completed tax years have been made available to DataImage. Except as set forth on Schedule 2.1(e), Judge has not executed or filed with the Internal Revenue Service any agreement extending the period for assessment and collection of any federal tax.

     For purposes of this Section 2.1(e), "tax returns" shall mean all federal, state, local and foreign income and franchise tax returns including, without limitation, consolidated federal income tax returns of the Judge, declarations of estimated tax and tax reports required to be filed on or before the Closing with respect to income, properties or operations, and "taxes" shall mean all federal, state, local or foreign income, gross receipts, windfall profits, severance, property, production, sales, use, license, excise, franchise, employment, withholding or similar taxes, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions and penalties.

          (f) Litigation.  Except as set forth on Schedule 2.1(f) hereto, no
              ----------
material action, suit, counterclaim or other litigation, investigation or proceeding is pending, or is known by the executive officers of Judge to be threatened, against Judge before any court or governmental or administrative agency, domestic or foreign, which, is likely to have a material adverse effect on the financial condition, business, prospects or results of operations of Judge taken as a whole.

          (g) Brokerage.  Except as to the commission due Ronald Smith at
              ---------
Closing (which is not to exceed $30,000.00) to be paid by the Surviving Corporation as set forth in Section 1.14, and any commission due Genesis Securities as a result of the private placement referred to below which shall be paid by Judge, there are no claims for brokerage commissions, finder's fees or similar compensation arising out of or due to any act of Judge in connection with the transactions contemplated by this Agreement or based on any agreement or arrangement made by or on behalf of Judge.

          (h) Properties.  Judge has good and marketable title, free and clear
              ----------
of any mortgage, pledge, lien, charge or other encumbrance, to all of its real or personal property and other assets reflected on its balance sheet of June 30, 1995 ("Balance Sheet"), or acquired by it subsequent to the date thereof, except for (i) liens or encumbrances on such property or assets described or referred to in the Judge financial statements listed in Section 2.1(c) hereof; (ii) liens for current taxes not yet due and payable or for taxes being contested in good faith; (iii) such imperfections of title and other liens or encumbrances, if any, as would not in the aggregate have a material adverse effect on the financial condition, business, prospects or operating results of Judge taken as a whole; and (iv) dispositions of such property or assets in the ordinary course of business since the date of such Balance Sheet. All material leases pursuant to which Judge, as lessee, leases real or personal property are valid and in effect in accordance with their respective terms, and there is not, under any of such leases, on the part of the lessee any material existing default or any event which with notice or lapse of time, or both, would constitute such a default, other than defaults which would not in the aggregate have a material adverse effect on the financial condition, business, prospects or operating results of Judge taken as a whole.

          (i) Compliance With Applicable Law.  Judge,  in the conduct of  its
              ------------------------------
business, is in all material respects, in compliance with applicable federal, state and local laws, statutes, ordinances and regulations, except where the failure to so comply would not in the aggregate have a material adverse effect on the financial condition, business, prospects or operating results of Judge.

          (j) Contracts and Commitments, Etc.  Except for this Agreement and as
              ------------------------------
set forth on Schedule 2.1(j), Judge has in all material respects performed all material obligations as to all material contracts required to be performed by it to date and is not in default under, and no event has occurred which, with the lapse of time or notice by a third party, or both, could result in a default by Judge under any outstanding indenture, mortgage, or material contract lease or other agreement to which Judge is a party or by which Judge is bound or under any provision of the charter or by-laws of Judge, except for any default or event which would not result in, and would not have consequences which would result in, a material adverse change in the financial condition, business, prospects or operating results of Judge.

          (k) Insurance.  Judge has in effect insurance coverage with reputable
              ---------
insurers, which in respect of amounts, types and risks insured is customary with industry practices for the business conducted by Judge.

          (l) No Guarantees.  Except as disclosed in Schedule 2.1(l), Judge is
              -------------
not obligated as guarantor, co-signor or surety (or otherwise in a secondary liability capacity) for any obligation of any kind of any other person or entity (other than Judge).

          (m) Agreement, Authority, Absence of Conflicts.  The execution,
              -------------------------------------------
delivery and performance of this Agreement have been duly authorized by the board of directors of Judge and does not and, subject to obtaining all required authorizations and approvals, and certain consents to the assignment to, and assumption by, the Surviving Corporation of ongoing liabilities, contracts and leases, will not violate any of the provisions of, or constitute a default under or give any person or party the right to accelerate payment or performance under the Articles of Incorporation or By-Laws of Judge or any other agreement or instrument to which Judge is a party or by which it or any of its properties or assets is bound other than (i) violations, defaults or accelerations which in the aggregate would not have a material adverse effect on the financial condition, business, prospects or operating results of Judge taken as a whole or
(ii) violations, defaults or accelerations that in the aggregate would not materially impair the ability of Judge to consummate the transactions contemplated hereby. To the knowledge of the management of Judge, subject to obtaining all required authorizations and approvals, the execution, delivery and performance of this Agreement by Judge will not violate any provision of law or regulation applicable to Judge other than (i) violations which in the aggregate would not have a material adverse effect on the financial condition, business, prospects or operating results of Judge taken as a whole or (ii) violations that in the aggregate would not materially impair the ability of Judge to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Judge and, assuming the due authorization, execution and delivery hereof by DataImage, constitutes a valid and binding obligation of Judge enforceable in accordance with its terms.

          (n) Full Disclosure.  None of the information with respect to Judge
              ---------------
which has been furnished to DataImage or will be included by DataImage in the Proxy Statement, or any application to, or filing with, any regulatory agency made in connection with the transactions contemplated hereby will, at the respective time it is furnished, distributed, mailed or filed, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not misleading in light of the circumstances in which they were made.

          (o) Employee Benefit Plans.   Judge has not incurred any material
              ----------------------
accumulated funding deficiency within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), nor has incurred any material liability to the Pension Benefit Guaranty Corporation established under ERISA (or any other successor thereto) in connection with any profit sharing, group insurance, bonus, deferred compensation, percentage compensation, stock option, severance pay, insurance, pension or retirement plan or oral or written agreement or commitment relating to employment or fringe benefits or perquisites for employees, officers or directors of Judge (an "Employee Benefit Plan"), and no Employee Benefit Plan which is subject to ERISA had, as of its latest valuation date, accrued benefits (whether or not vested) the present value of which exceeded the value of the assets of such Employee Benefit Plan, based upon actuarial assumptions utilized for such Plan.

          (p) Labor Matters.  Judge is not a party to, or is bound by, any
              -------------
collective bargaining agreement, contract, or other agreement or understanding with a labor union or labor organization, nor is Judge the subject of a proceeding asserting that Judge has committed an unfair labor practice or seeking to compel Judge to bargain with any labor organization as to wages and conditions of employment, nor is there any strike or other labor dispute involving Judge pending or threatened.

          (q) Permits, Etc.  Judge has all permits, licenses, certificates of
              ------------
authority, orders and approvals of, and has made all filings, applications, and registrations with, federal, state, local and foreign governmental or regulatory bodies that are required in order to permit it to carry on its business as it is presently conducted, the absence of which in the aggregate would have a material adverse effect on the financial condition, business, prospects or operating results of Judge taken as a whole.

          (r) Undisclosed Liabilities.  Since the date of Judge's Balance Sheet,
              -----------------------
Judge has not incurred any liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature, except liabilities or obligations incurred in the ordinary course of business or which would not in the aggregate have a material adverse effect on the financial condition, business, prospects or operating results of Judge taken as a whole.

          (s) Proceedings.  On the date of this Agreement, there is no pending
              -----------
or, to the knowledge of Judge, threatened legal or governmental proceeding against it and Judge is not aware of any fact or circumstance that which would adversely affect Judge's ability to obtain any of the required regulatory approvals or satisfy any of the other conditions required to be satisfied in order to consummate the transactions contemplated by this Agreement. Judge will promptly notify DataImage if any of the representations contained in this Section ceases to be true and correct.

          (t) Environmental.  For purposes of this Section and Section 2.2(r),
              -------------
the following terms shall have the indicated meaning:

          "Environmental Law" means any federal, state or local law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any governmental entity relating to (1) the protection, preservation or restoration of the environment (including, without limitation, air, water vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (2) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Substances. The term Environmental Law includes without limitation (1) the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. (S)9601, et seq.; the
                                                                    -------
     Resource Conservation and Recovery Act, as amended, 42 U.S.C. (S)6901, et
                                                                            --
     seq.; the Clean Air Act, as amended, 42 U.S.C. (S)7401, et seq.; the
     ----                                                    ------
     Federal Water Pollution Control Act, as amended, 33 U.S.C. (S)1251, et
                                                                         --
     seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. (S)9601, et
                                                                            --
     seq.; the Emergency Planning and Community Right to Know Act, 42 U.S.C.
     ----
     (S)11001, et seq.; the Safe Drinking Water Act, 42 U.S.C. (S)300f, et seq.;
               -------                                                  -------
     and all comparable state and local laws, and (2) any common law (including without limitation common law that may impose strict liability) that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of or exposure to any Hazardous Substance.

          "Hazardous Substance" means any substance presently listed, defined, designated or classified hazardous, toxic, radioactive or dangerous, or otherwise regulated, under any Environmental Law, whether by type or by quantity, including any material containing any such substance as a component. Hazardous Substances include without limitation petroleum or any derivative or by-product thereof, asbestos, radioactive material, and polychlorinated biphenyls.

          "Material Adverse Effect" means any condition, event, change or occurrence that, individually or collectively, is reasonably likely to have a material adverse effect upon (x) the condition, financial or otherwise, properties, business or results of operations of such person or entity and its subsidiaries, taken as a whole, or (y) the ability of such person or entity to perform its obligations under and to consummate the transactions contemplated by this Agreement.

          i. To the best knowledge of Judge, Judge has neither been nor is in violation of or liable under any Environmental Law, except any such violations or liabilities which would not reasonably be expected to singly or in the aggregate have a Material Adverse Effect;

          ii. To the best knowledge of Judge, there are no actions, suits, demands, notices, claims, investigations or proceedings pending or threatened relating to the liability of Judge under any Environmental Law, including without limitation any notices, demand letters or requests for information from any federal or state environmental agency relating to any such liabilities under or violations of Environmental Law, except such which will not result in or relate to a Material Adverse Effect.

                 iii. To the best knowledge of Judge, there has been no releasing, spilling, leaking, discharging, disposing, discarding, storing or dumping of any Hazardous Substances for which Judge is or may be liable.

          (u) Accredited Investors.  Each shareholder of Judge, and every holder
              --------------------
of an option, warrant, call or similar right to acquire or receive shares of Judge Common Stock or Judge Preferred Stock, shall be an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D promulgated pursuant to the Securities Act, and each such person or entity shall, prior to Closing, execute and deliver to DataImage or its counsel written confirmation of the status of each such shareholder as an Accredited Investor to the reasonable satisfaction of DataImage and its counsel.

     2.2  Representations and Warranties of DataImage.  DataImage represents and
          -------------------------------------------
warrants to Judge as follows:

          (a) Organization, Good Standing, Authority, Insurance, Etc.  DataImage
              ------------------------------------------------------
is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. DataImage has all requisite corporate power and authority to conduct its business as it is now conducted, to own and operate its properties and assets and to lease properties used in its business. DataImage has all requisite corporate power and authority to enter into this Agreement and, subject to obtaining any required regulatory and stockholder approvals, to carry out the provisions of this Agreement. DataImage is qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which qualification is necessary under applicable law, except to the extent that any failure to so qualify would not, in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of DataImage, taken as a whole.

          (b) Capitalization, Investments.  As of the date hereof, the
              ---------------------------
authorized capital stock of DataImage consists of 10,000,000 shares of common stock, par value $.01 per share, of which 4,010,003 shares are duly issued and outstanding, fully paid and non-assessable. Except as set forth in Schedule 2.2(b) hereto, there are outstanding no options, convertible securities, warrants or other rights to purchase or acquire any of DataImage's capital stock from DataImage, there is no commitment of DataImage to issue the same, and other than by operation of law, there are no outstanding agreements, restrictions, contracts, commitments or demands of any character to which DataImage is a party, which relate to the transfer or restrict the transfer of any shares of DataImage's capital stock.

          (c) Financial Statements.  DataImage has furnished Judge with its
              --------------------
audited financial statements for DataImage as of the end of DataImage's last three fiscal years, and audited financial statements of (i) operations, (ii) stockholders' equity, and (iii) cash flows for each of the last three fiscal years, including the notes to said audited financial statements, together with the reports of DataImage's independent certified public accountants, pertaining to said audited financial statements (all of which are collectively referred to as the "DataImage Financial Statements"). Said DataImage Financial Statements present fairly the financial condition of DataImage at the dates thereof, and the results of the operations of DataImage for the periods indicated, in accordance with generally accepted accounting principles consistently applied. Except as and to the extent reflected or reserved against in the DataImage Financial Statements, or as otherwise disclosed pursuant to this Agreement, DataImage did not have, at the date thereof, any material liabilities or obligations, or any other liabilities or obligations which in the aggregate would be material, secured or unsecured (whether accrued, absolute, contingent or otherwise), including, without limitation, any tax liabilities, which should be reflected in audited financial statements, in accordance with generally accepted accounting principles consistently applied. The books and records of DataImage are maintained in accordance with generally accepted accounting principles consistently applied.

          (d) Absence of Certain Developments.  Since September 30, 1995, except
              -------------------------------
as set forth on Schedule 2.2(d) hereto, there has been (i) no material adverse change in the financial condition, business or results of operations of DataImage taken as a whole; (ii) no declaration, setting aside or payment of any dividend or other distribution with respect to DataImage's Common Stock; (iii) no material loss, destruction or damage to the properties of DataImage taken as a whole, which loss, destruction, or damage is not adequately covered by insurance; (iv) no agreement, contract or commitment entered into or agreed to be entered into except for those in the ordinary course of business (none of which, individually or in the aggregate, materially adversely affects the assets of DataImage taken as a whole, or its businesses, financial condition, prospects or results of operations taken as a whole); (v) no amendment or termination of any contract, lease, license, or other agreement to which DataImage is a party except in the ordinary course of business (none of which, individually or in the aggregate, materially adversely affects the assets, businesses, financial condition, prospects or results of operations of DataImage taken as a whole); and (vi) no change in any of the accounting methods or practices or revaluation of any of the assets of DataImage, except as provided for herein or as required by changes in generally accepted accounting principles. Since such date, DataImage has conducted its business only in the ordinary course and is in compliance in all material respects with all laws which govern the ownership of its property and the conduct of its business.

          (e) Taxes.  Except as set forth on Schedule 2.2(e):  (i) DataImage has
              -----
filed all tax returns (as described below) it is required to file, and all taxes (as described below), now known by the executive officers of DataImage to be due from DataImage have been duly paid, other than taxes or charges which are not as yet delinquent or are being contested in good faith or have not been finally determined, and no extensions for the time of payment have been requested; (ii) no additional assessments of tax by any governmental authority for which there is not adequate provision in the DataImage Financial Statements are known by an executive officer of DataImage to be proposed, pending or threatened, other than taxes for periods for which returns are not yet required to be filed; and (iii) no unexpired waivers of the statute of limitations executed by DataImage with respect to federal income taxes are in effect as of the date hereof. Except as set forth on Schedule 2.2(e), the accruals and reserves for tax liabilities reflected in the DataImage Financial Statement of September 30, 1995 are adequate for the payment of all of DataImage's federal, state, local and foreign tax liabilities, including interest and penalties, whether proposed, pending, threatened or disputed, for all periods ended on or prior to September 30, 1995, and for which DataImage may, at said date, have been liable, other than tax liabilities imposed as a result of the transactions contemplated by this Agreement. Internal Revenue Service audits of DataImage have been completed through the year ended 1994, and all deficiencies, if any, resulting from completed audits have been paid. Copies of all material correspondence and documents relating to federal, state or local franchise, income or other similar taxes in respect of the five most recently completed tax years have been made available to Judge. Copies of all material, correspondence and documents relating to federal, state or local franchise, income or similar taxes in respect to the five most recently completed tax years have been made available to Judge. Except as set forth on Schedule 2.2(e), DataImage has not executed or filed with the Internal Revenue Service any agreement extending the period for assessment and collection of any federal tax.

     For purposes of this Section 2.2(e), "tax returns" shall mean all federal, state, local and foreign income and franchise tax returns including, without limitation, consolidated federal income tax returns of the DataImage, declarations of estimated tax and tax reports required to be filed on or before the Closing with respect to income, properties or operations, and "taxes" shall mean all federal, state, local or foreign income, gross receipts, windfall profits, severance, property, production, sales, use, license, excise, franchise, employment, withholding or similar taxes, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions and penalties.

          (f) Litigation.  Except as set forth on Schedule 2.2(f), hereto or on
              ----------
DataImage's Annual Report form 10-K for the fiscal year ended December 31, 1994 ("DataImage 10-K"), no material action, suit, counterclaim or other litigation, investigation or proceeding is pending, or is known by the executive officers of DataImage to be threatened, against DataImage before any court or governmental or administrative agency, domestic or foreign, which, is likely to have a material adverse effect on the financial condition, business, prospects or results of operations of DataImage taken as a whole.

          (g) Brokerage.  Except as to the commission due Ronald Smith at
              ---------
Closing (which is not to exceed $30,000.00) to be paid by the Surviving Corporation as set forth in Section 1.14, there are no claims for brokerage commissions, finder's fees or similar compensation arising out of or due to any act of DataImage in connection with the transactions contemplated by this Agreement or based on any agreement or arrangement made by or on behalf of DataImage.

          (h) Properties.  DataImage has good and marketable title, free and
              ----------
clear of any mortgage, pledge, lien, charge or other encumbrance, to all of its real or personal property and other assets reflected on its balance sheet of September 30, 1995 (the "Balance Sheet") and incorporated by reference in DataImage's 10-K, or acquired by it subsequent to the date thereof, except for
(i) liens or encumbrances on such property or assets described or referred to in the DataImage financial statements listed in Section 2.2(c), hereof; (ii) liens for current taxes not yet due and payable or for taxes being contested in good faith; (iii) such imperfections of title and other liens or encumbrances, if any, as would not in the aggregate have a material adverse effect on the financial condition, business, prospects or operating results of DataImage taken as a whole; and (iv) dispositions of such property or assets in the ordinary course of business since the date of such Balance Sheet. All material leases pursuant to which DataImage, as lessee, leases real or personal property are valid and in effect in accordance with their respective terms, and there is not, under any of such leases, on the part of the lessee any material existing default or any event which with notice or lapse of time, or both, would constitute such a default, other than defaults which would not in the aggregate have a material adverse effect on the financial condition, business, prospects or operating results of DataImage taken as a whole.

          (i) Compliance With Applicable Laws.  DataImage, in the conduct of its
              -------------------------------
business, is in all material respects, in compliance with applicable federal, state and local laws, statutes, ordinances and regulations, except where the failure to so comply would not in the aggregate have a material adverse effect on the financial condition, business, prospects or operating results of DataImage.

          (j) Contracts and Commitments, Etc.  Except for this Agreement and as
              ------------------------------
set forth on Schedule 2.2(j), or as disclosed in DataImage's 10-KSB, DataImage is not a party to or bound by any contract (as such term is defined in item 601(b)(10)(i) and (ii) of Regulation S-K) to be performed after the date hereof that has not been filed with or incorporated by reference in DataImage's 10-K, or in any other document filed subsequent thereto under the Securities Act, (collectively, the "Reports"). Except as set forth on Schedule 2.2(j), or as disclosed in the Reports, DataImage has in all material respects performed all material obligations as to the foregoing contracts required to be performed by it to date and is not in default under, and no event has occurred which, with the lapse of time or notice by a third party, or both, could result in a default by DataImage under any outstanding indenture, mortgage, or material contract, lease or other agreement to which DataImage is a party or by which DataImage is bound or under any provision of the certificate of incorporation or by-laws of DataImage, except for any default or event which would not result in, and would not have consequences which would result in, a material adverse change in the financial condition, business, prospects or operating results of DataImage. True and correct copies of all such contracts have been delivered to Judge.

          (k) Insurance.  DataImage has in effect insurance coverage with
              ---------
reputable insurers, which in respect of amounts, types and risks insured is customary with industry practices for the businesses conducted by DataImage.

          (l) No Guarantees.  Except as disclosed in Schedule 2.2(l), DataImage
              -------------
is not obligated as guarantor, co-signor or surety (or otherwise in a secondary liability capacity) for any obligation of any kind of any other person or entity (other than DataImage).

          (m) Agreement, Authority, Absence of Conflicts.  The execution,
              ------------------------------------------
delivery and performance of this Agreement have been duly authorized by the board of directors of DataImage and does not and, subject to obtaining all required authorizations and approvals, will not violate any of the provisions of, or constitute a default under or give any person or party the right to accelerate payment or performance under the Articles of Incorporation or By-Laws of DataImage or any other agreement or instrument to which DataImage is a party or by which it or any of its properties or assets is bound other than (i) violations, defaults or accelerations which in the aggregate would not have a material adverse effect on the financial condition, business, prospects or operating results of DataImage taken as a whole or (ii) violations, defaults or accelerations that in the aggregate would not materially impair the ability of DataImage to consummate the transactions contemplated hereby. To the knowledge of the management of DataImage, subject to obtaining all required authorizations and approvals, the execution, delivery and performance of this Agreement by DataImage will not violate any provision of law or regulation applicable to DataImage other than (i) violations which in the aggregate would not have a material adverse effect on the financial condition, business, prospects or operating results of DataImage taken as a whole or (ii) violations that in the aggregate would not materially impair the ability of DataImage to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by DataImage and, assuming the due authorization, execution and delivery hereof by Judge, constitutes a valid and binding obligation of DataImage enforceable in accordance with its terms.

          (n) Reporting.  DataImage has timely filed all reports and forms
              ---------
required to be filed by it pursuant to the Securities Act and the rules and regulations promulgated thereunder, and all such reports and forms are complete and correct in all material respects.

          (o) Full Disclosure.  None of the information with respect to
              ---------------
DataImage which has been furnished to Judge or has been or will be included by DataImage in the Proxy Statement, or any application to, or filing with, any regulatory agency made in connection with the transactions contemplated hereby will, at the respective time it is furnished, distributed, mailed or filed, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not misleading in light of the circumstances in which they were made.

          (p) Employee Benefit Plans.  Each "employee benefit plan," as defined
              ----------------------
in Section 3(3) of ERISA, that now covers or has ever covered any of DataImage's employees, complies in all material respects with all applicable requirements of ERISA, the Code and other applicable laws; DataImage has not engaged in a "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) or any breach of fiduciary responsibility under Part 4 of Title I of ERISA, with respect to any such plan which is likely to result in any material penalties or taxes under Section 502 of ERISA or Section 4975 of the Code, or any material liability to any participant or beneficiary of such plan; no material liability to the Pension Benefit Guaranty Corporation has been or is expected by DataImage to be incurred with respect to any such plan which is subject to Title IV of ERISA, or with respect to any "single-employer plan" (as defined in Section 4001(a)(15) of ERISA) currently or formerly maintained by DataImage or any entity which is considered one employer with DataImage, under
Section 4001 of ERISA or Section 414 of the Code; no such plan had an "accumulated funding deficiency" (as defined in Section 302 of ERISA) (whether or not waived) as of the last day of the end of the most recent plan year ending prior to the date hereof; the fair market value of the assets of each plan subject to Title IV of ERISA exceeds the present value of the "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA) under such plan as of the end of the most recent plan year with respect to the respective plan ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the most recent actuarial valuation for such plan as of the date hereof; no notice of a "reportable event" (as defined in Section 4043 of ERISA) for which the 30-day reporting requirement has not been waived has been required to be filed for any plan within the 12-month period ending on the date hereof; DataImage has not provided, or is required to provide, security to any plan pursuant to Section 401(a)(29) of the Code; DataImage has never contributed to a "multi-employer plan," as defined in Section 3(37) of ERISA; DataImage does not have any obligations for retiree health and life benefits under any benefit plan, contract or arrangement that cannot be amended or terminated without incurring or retaining any liability thereunder; all actuarial valuations and other documents and information delivered or made available to any party with respect to any plan is true and correct as of the date(s) shown thereon, and all actuarial methods and assumptions are appropriate for such plans, and consistent with the methods and assumptions permitted by the Code and ERISA, and all such valuations, documents and information may be relied upon in determining the "Exchange Ratio" pursuant to Section 1(b) hereof.

          (q) Labor Matters.  DataImage is not a party to, or is bound by, any
              -------------
collective bargaining agreement, contract, or other agreement or understanding with a labor union or labor organization, nor, to the knowledge of the management of DataImage, is DataImage the subject of a proceeding asserting that DataImage has committed an unfair labor practice or seeking to compel DataImage to bargain with any labor organization as to wages and conditions of employment, nor is there any strike or other labor dispute involving DataImage pending or threatened.

          (r)  Environmental.
               -------------

               i. To the best knowledge of DataImage, DataImage has neither been nor is in violation of or liable under any Environmental Law, except any such violations or liabilities which would not reasonably be expected to singly or in the aggregate have a Material Adverse Effect;

               ii. To the best knowledge of DataImage, there are no actions, suits, demands, notices, claims, investigations or proceedings pending or threatened relating to the liability of DataImage under any Environmental Law, including without limitation any notices, demand letters or requests for information from any federal or state environmental agency relating to any such liabilities under or violations of Environmental Law, except such which will not result in or relate to a Material Adverse Effect.

              iii. To the best knowledge of DataImage, there has been no releasing, spilling, leaking, discharging, disposing, discarding, storing or dumping of any Hazardous Substances for which DataImage is or may be liable.

          (s) Proceedings.  On the date of this Agreement, there is no pending
              -----------
or, to the knowledge of DataImage, threatened legal or governmental proceeding against it and DataImage is not aware of any fact or circumstance that which would adversely affect DataImage's ability to obtain any of the required regulatory approvals or satisfy any of the other conditions required to be satisfied in order to consummate the transactions contemplated by this Agreement. DataImage will promptly notify Judge if any of the representations contained in this Section ceases to be true and correct.

          (t) Permits, Etc.  DataImage has all permits, licenses, certificates
              ------------
of authority, orders, and approvals of, and has made all filings, applications, and registrations with, federal, state, local, and foreign governmental or regulatory bodies that are required in order to permit it to carry on its business as it is presently conducted, the absence of which in the aggregate would have a material adverse effect on the financial condition, business, prospects or operating results of DataImage taken as a whole.

          (u) Undisclosed Liabilities.  Since November 15, 1995, DataImage has
              -----------------------
not incurred any liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature, except liabilities or obligations incurred in the ordinary course of business or which would not in the aggregate have a material adverse effect on the financial condition, business, prospects or operating results of DataImage taken as a whole.

          (v) Options, Warrants, Etc.  There shall be no outstanding options,
              -----------------------
rights, warrants or other agreements with respect to DataImage Common Stock as of the date of Closing.

  ARTICLE III.  ACCESS TO AND INFORMATION CONCERNING PROPERTIES, RECORDS, ETC.

     3.1  Access.  Each of Judge and DataImage shall, to the extent permitted by
          ------
law, give to the other party, its counsel, accountants, financial advisors and other representatives full access, at reasonable times and upon reasonable notice (so as not to interfere unreasonably with the ordinary course and conduct of business of Judge or DataImage), throughout the period prior to the Closing, to all of their respective properties, books, contracts, commitments and records, including, but not limited to, minute books, charters and by-laws, and each shall furnish to the other party during such period all such information concerning each of them and their respective subsidiaries and their respective affairs as the other party may reasonably request. In addition, each of Judge and DataImage shall make their respective officers available at reasonable times and upon reasonable notice to discuss with the other party's designated, appropriate representatives the substance of all documents, financial statements and other information provided by Judge and DataImage, as the case may be, to the other party, and such other matters as the respective parties shall reasonably deem pertinent to the transactions contemplated under this Agreement. All information disclosed by any party hereto, to another party pursuant to this Section shall be subject to Article 9 hereof (regarding confidential treatment of confidential or non-public information). No investigation pursuant to this Section shall affect any representations or warranties made herein.

                       ARTICLE IV.  AFFIRMATIVE COVENANTS

     4.1  Affirmative Covenants of Judge.  Judge covenants that, throughout the
          ------------------------------
period commencing on the date hereof and ending at the Effective Time, except for specific proposed actions or inaction as shall be consented to by DataImage in writing, Judge will for its own part:

          (a) Conduct of Business.  Conduct its business in a manner that will
              -------------------
not adversely affect Judge's ability to obtain all necessary regulatory approvals for the transactions contemplated hereby or Judge's ability to perform its obligations under this Agreement and conduct its business in the ordinary course; provided that Judge may undertake activities which are not in the ordinary course on the condition that such activities will not result in a material adverse change in the financial condition, business, prospects or operating results of Judge taken as a whole;

          (b) Preservation of Business.  Use its best efforts to maintain and
              ------------------------
preserve its business, its good will and its relationships with its customers;

          (c) Properties.  Maintain and keep its material properties in as good
              ----------
repair and condition in all material respects as they presently exist, except for depreciation due to ordinary wear and tear and damage due to casualty;

          (d) Insurance.  Maintain in full force and effect insurance customary
              ---------
with industry practices for the businesses conducted by Judge;

          (e) Contracts, Etc.  Perform all its material obligations under
              --------------
material contracts, leases and documents relating to or affecting its material assets, properties and businesses;

          (f) Financial Statements.  Furnish to DataImage:
              --------------------

              i.   As soon as practicable and in any event within forty-five
(45) days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, statements of operations of Judge for such period and for the period beginning at the commencement of the fiscal year and ending at the end of such quarterly period, and a statement of financial condition of Judge as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding periods ending in the preceding fiscal year, subject to changes resulting from year-end adjustments;

             ii. Promptly upon receipt thereof, copies of all audit reports submitted to Judge by independent accountants in connection with each annual, interim or special audit of the books of Judge made by such accountants;

            iii. Promptly upon any executive officer of Judge obtaining knowledge of any condition or event which would constitute a material violation of the terms and conditions of this Agreement or which would constitute a material default under any material indenture, mortgage, agreement or other instrument securing or relating to any indebtedness of Judge for borrowed money, a certificate of the Chief Financial Officer of Judge, specifying the nature of such material violation or default and what action Judge has taken or is taking or proposes to take with respect thereto;

              iv. Promptly upon becoming aware that any person has given notice to Judge or taken any other action with respect to a claimed violation or default of the type referred to in subsection (iii) of this Subsection (f), a written notice describing the notice given or action taken by such person, the nature of such violation or default and what action Judge has taken or is taking or proposes to take with respect thereto; and

              v. With reasonable promptness, such additional financial data as DataImage may reasonably request.

          (g) Laws, Rules, Etc.  Comply with and perform all material
              ----------------
obligations and duties imposed upon it by all federal and state laws and all rules, regulations and orders imposed by federal or state governmental authorities, except in respects not materially adverse to the financial condition, prospects, business or results of operations of Judge taken as a whole or which would not materially impair the ability of Judge to consummate the transactions contemplated hereby;

          (h) Corporate Existence.  Maintain its existence, in the case of
              -------------------
Judge, as a corporation validly existing in good standing under the laws of the State of New Jersey.

          (i) Notices.  Notify DataImage of (i) any fact or circumstance of
              -------
which the executive officers of Judge have knowledge which would, absent disclosure by Judge to DataImage and DataImage's subsequent consents to such fact or circumstance, not permit Judge to satisfy the condition set forth in
Section 6.2(a)(i) of this Agreement, (ii) any material breach of any of its covenants contained herein, and (iii) any material adverse change in its financial condition, business, prospects or operating results;

          (j) No Control of DataImage by Judge.  Until the Effective Date, the
              --------------------------------
management of DataImage and the authority to establish and implement its business policies shall continue to reside solely in DataImage's officers and Board of Directors; and

          (k) Best Efforts.  Use its best efforts to assure, to the extent
              ------------
reasonably within its control, as soon as it is reasonably practicable, the satisfaction of the conditions to the effectiveness of the transactions contemplated under Article I. hereof and the transactions contemplated by this Agreement;

          (l) Dividends and Other Distributions.  Not declare or pay any
              ---------------------------------
dividends or otherwise make distributions on any shares of its capital stock and not sell, transfer or otherwise dispose of, or enter into any agreement to sell, transfer or otherwise dispose of, any of its assets other than in the ordinary course of business; and

          (m) Liabilities.  Not create, incur, assume, guarantee or otherwise
              -----------
become directly or indirectly obligated with respect to any liabilities or obligations outside the ordinary course of business nor become obligated under any agreement to lend or borrow funds or purchase or supply goods or services other than agreements that are not material and which are in the ordinary course of business.

     4.2  Affirmative Covenants of DataImage.  DataImage covenants that,
          ----------------------------------
throughout the period commencing on the date hereof and ending at the Effective Time, except for specific proposed actions or inaction as shall otherwise be consented to by Judge in writing, DataImage will for its own part:

          (a) Conduct of Business.  Conduct its business in a manner that will
              -------------------
not adversely affect DataImage's ability to obtain all necessary regulatory approvals for the transactions contemplated hereby or DataImage's ability to perform its obligations under this Agreement and conduct its business in the ordinary course;

          (b) Preservation of Business.  Use its best efforts to maintain and
              ------------------------
preserve its businesses, its good will and its relationships with its customers;

          (c) Assets.  Maintain and keep its assets in as good repair and
              ------
condition in all material respects as they presently exist, except for depreciation due to ordinary wear and tear and damage due to casualty;

          (d) Insurance.  Maintain in full force and effect insurance customary
              ---------
with industry practices for the businesses conducted by DataImage.

          (e) Contracts, Etc.  Perform all its material obligations under
              --------------
material contracts, leases and documents relating to or affecting its material assets, properties and businesses;

          (f) Financial Statements.  Furnish to Judge:
              --------------------

              i.   As soon as practicable and in any event within forty-five
(45) days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, statements of operations of DataImage for such period and for the period beginning at the commencement of the fiscal year and ending at the end of such quarterly period, and a balance sheet of DataImage as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding periods ending in the preceding fiscal year, subject to changes resulting from year-end adjustments;

              ii. Promptly upon receipt thereof, copies of all audit reports submitted to DataImage by independent auditors in connection with each annual, interim or special audit of the books of DataImage made by such accountants;

              iii. As soon as practicable, copies of all such financial statements and reports as it shall send to its stockholders and of such regular and periodic reports as DataImage may file with the SEC, or any other regulatory authority;

              iv. Promptly upon any executive officer of DataImage obtaining knowledge of any condition or event which would constitute a material violation of the terms and conditions of this Agreement or which would constitute a material default under any material indenture, mortgage, agreement or other instrument securing or relating to any indebtedness of DataImage for borrowed money, a certificate of the President of DataImage specifying the nature of such material violation or default and what action DataImage has taken or is taking or proposes to take with respect thereto;

              v. Promptly upon becoming aware that any person has given notice to DataImage or taken any other action with respect to a claimed violation or default of the type referred to in subsection (iv) of this Subsection, a written notice describing the notice given or action taken by such person, the nature of such violation or default and what action DataImage has taken or is taking or proposes to take with respect thereto; and

              vi. With reasonable promptness, such additional financial data as Judge may reasonably request;

          (g) Laws, Rules, Etc.  Prepare and timely file all reports required by
              ----------------
the Securities Law and comply with and perform all material obligations and duties imposed upon it by all federal and state laws and all rules, regulations and orders imposed by federal or state governmental authorities, except in respects not materially adverse to the financial condition, business, prospects or results of operations of DataImage taken as a whole, or which would not materially impair the ability of DataImage to consummate the transactions contemplated hereby;

          (h) Corporate Existence.  Maintain its existence, in the case of
              -------------------
DataImage, as a corporation validly existing in good standing under the laws of the State of Delaware.

          (i) Notices.  Notify Judge of (i) any fact or circumstance of which
              -------
the executive officers of DataImage have knowledge which would, absent disclosure by DataImage to Judge and Judge's subsequent consent to such fact or circumstance, not permit DataImage to satisfy the condition set forth in Section 6.3(a)(i) of this Agreement, (ii) any material breach of any of its covenants contained herein, and (iii) any material adverse change in its financial condition, business, prospects or operating results;

          (j) Best Efforts.  Use its best efforts to assure, to the extent
              ------------
reasonably within its control, and subject to its fiduciary duties, as soon as it is reasonably practicable, the satisfaction of the conditions to the effectiveness of the transactions contemplated by this Agreement.

          (k) DataImage Stock.  Not issue any additional shares of capital stock
              ---------------
or any options, warrants or other securities or instrument convertible into shares of capital stock without the prior consent of Judge;

          (l) Dividends and Other Distributions.  Not declare or pay any
              ---------------------------------
dividends or otherwise make distributions on any shares of its capital stock and not sell, transfer or otherwise dispose of, or enter into any agreement to sell, transfer or otherwise dispose of, any of its assets other than in the ordinary course of business; and

          (m) Liabilities.  Not create, incur, assume, guarantee or otherwise
              -----------
become directly or indirectly obligated with respect to any liabilities or obligations outside the ordinary course of business nor become obligated under any agreement to lend or borrow funds or purchase or supply goods or services other than agreements that are not material and which are in the ordinary course of business.

                         ARTICLE V.  NEGATIVE COVENANTS

     5.1  Negative Covenants of Judge.  Judge covenants that, throughout the
          ---------------------------
period commencing on the date hereof and ending on the date of Closing, except for proposed specific actions as shall otherwise be consented to in writing by DataImage, Judge will not:

          (a) Merge into, consolidate with, affiliate with, or be purchased or acquired by, any other corporation, entity or person (or agree to any such merger, consolidation, affiliation, purchase or acquisition) provided, however, that DataImage shall consent to such a transaction or agreement upon receipt of a legal opinion satisfactory to DataImage and its counsel to the effect that such a transaction or agreement is necessary to satisfy the fiduciary duties of the Board of Directors of Judge;

          (b) Amend its charter or by-laws, except that Judge shall amend the foregoing to the extent necessary to effect the transactions contemplated hereby;

          (c) Issue, sell or otherwise dispose of (or agree to issue, sell or dispose of) any shares of its capital stock or any of its securities convertible into or representing a right or option to purchase any such shares or enter into other agreements to issue or sell any shares of its capital stock or change presently outstanding shares of its capital stock into a greater or lesser number of shares either by way of a recapitalization, reorganization, consolidation of shares or the like, or by way of a merger or consolidation, except as contemplated in connection with the private placement set forth in
Section 1.8, the conversion of certain debt into equity set forth in Section 1.9, and as necessary to satisfy existing warrants, options, conversion rights or other rights;

          (d) Purchase, redeem, retire or otherwise acquire, or hypothecate, pledge or otherwise encumber, any shares of capital stock;

          (e) Make, declare or pay any dividend on Judge Common Stock or Judge Preferred Stock, or declare or make any distribution on any shares of its capital stock;

          (f) Except for indebtedness and contingent liabilities incurred in the ordinary course of business of Judge (any indebtedness incurred to reputable lenders being considered as in the ordinary course), incur any indebtedness or liability for borrowed money evidenced by notes, bonds, debentures or other similar obligations;

          (g) Solicit or encourage inquiries or proposals with respect to, or, furnish any information relating to or participate in any negotiations or discussions concerning, any acquisition or purchase or all or a material portion of its assets whether owned by it directly or of a substantial equity interest in, it or any business combination with it and Judge shall notify DataImage immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated with, Judge, and Judge shall instruct its officers, directors, agents, advisors and affiliates to comply with the above; or

          (h) Directly or indirectly agree to take any of the foregoing actions specified in Section 5.1.

     5.2  Negative Covenants of DataImage.  DataImage covenants that, throughout
          -------------------------------
the period commencing on the date hereof and ending on the date of Closing, except for proposed specific actions as shall otherwise be consented to in writing by Judge, DataImage will not:

          (a) Amend its charter or by-laws, except that DataImage shall amend the foregoing to the extent necessary to effect the transactions contemplated hereby;

          (b) Except as set forth in a conversion agreement between DataImage and Canaan, dated November 20, 1995(the "Canaan Conversion Agreement"), or as necessary to satisfy existing warrants, options, conversion rights or other rights, issue, sell or otherwise dispose of (or agree to issue, sell or dispose of) any shares of its capital stock or any of its securities convertible into or representing a right or option to purchase any such shares or enter into other agreements to issue or sell any shares of its capital stock or change the presently outstanding shares of its capital stock into a greater or lesser number of shares either by way of a recapitalization, reorganization, consolidation of shares or the like, or by way of a merger or consolidation, except for issuances necessary to effect the transactions contemplated hereby.

          (c) Purchase, redeem, retire or otherwise acquire, or hypothecate, pledge or otherwise encumber, any shares of capital stock;

          (d) Merge into, consolidate with, or be purchased or acquired by, any other corporation, entity or person (or agree to any such merger, consolidation, affiliation, purchase or acquisition), or permit (or agree to permit) any other corporation, entity or person to be merged, consolidated or affiliated with it or be purchased or acquired by it, or, acquire (or agree to acquire) all or substantially all of the assets of any other corporation, entity or person or sell (or agree to sell) all or any substantial part of its assets;

          (e) Make, declare or pay any dividend on DataImage Common Stock or declare or make any distribution on any shares of its capital stock.

          (f) Enter into any employment contracts with, or, except in the ordinary course of business consistent with past practice or pursuant to existing plans or contracts, pay any bonus to, or increase the rate of compensation of, any of its directors, officers or employees;

          (g) Enter into or modify (except as may be required by applicable law or to effect the transaction contemplated by this Agreement), any pension, retirement, stock option, stock purchase, savings, profit sharing, deferred compensation, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of any of its current or former directors, officers or other employees;

          (h) Except for indebtedness and contingent liabilities incurred in the ordinary course of business of DataImage incur any indebtedness or liability for borrowed money evidenced by notes, bonds, debentures or other similar obligations;

          (i) Solicit or encourage inquiries or proposals with respect to, or, furnish any information relating to or participate in any negotiations or discussions concerning, any acquisition or purchase of all or a material portion of its assets whether owned by it directly or of a substantial equity interest in, it or any business combination with it and DataImage shall notify Judge immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated with, DataImage; and DataImage shall instruct its officers, directors, agents, advisors and affiliates to comply with the above; or

          (j) Directly or indirectly agree to take any of the foregoing actions specified in Section 5.2.


                            ARTICLE VI.  CONDITIONS

     6.1  Conditions to the Obligations of Judge, DataImage.  The Closing shall
          -------------------------------------------------
be expressly conditioned upon the following:

          (a) Approval of Stockholders.  Approval of this Agreement by the
              ------------------------
affirmative vote of such number of the stockholders of DataImage, as is required by applicable law, shall have been obtained. Approval of this Agreement by the affirmative vote of such number of the stockholders of Judge, as is required by applicable law, shall have been obtained.

          (b) Agreement of Certain Stockholders.  Simultaneously with the
              ---------------------------------
execution of this Agreement, DataImage shall have obtained from Canaan Capital Limited Partnership, Canaan Capital Off-Shore Limited Partnership, C.V. and their affiliates (collectively "Canaan"), an irrevocable proxy, valid through the date of Closing, designating such person acceptable to Judge, directing the affirmative vote of all stock held or controlled by Canaan in DataImage, in favor of the execution of this Agreement by DataImage and of the transactions and actions contemplated by this Agreement, and the waiver of their rights as dissenting shareholders under the GCL.

          (c) Approval of Regulatory Agencies.  All required consents and
              -------------------------------
approvals of all regulatory agencies and other authorities having jurisdiction over the transactions contemplated by this Agreement, including without limitation the SEC, shall have been obtained, and all applicable waiting periods shall have expired, it being understood that the terms of any regulatory approvals which (1) impose restrictions on the activities of the Surviving Corporation (other than restrictions, conditions or requirements which could not have been known or reasonably anticipated and which would reduce the benefits of the transactions contemplated hereby to such a degree that Judge or DataImage would not have entered into this Agreement had such conditions or requirements been known at the date hereof - "Burdensome Conditions"), or (2) impose conditions of the type normally included in transactions similar to that contemplated hereby, except to the extent that such conditions are Burdensome Conditions, shall be deemed reasonably satisfactory to the parties and shall not be grounds for the termination of this Agreement. In the event that Burdensome Conditions are imposed, the party upon whom the Burdensome Conditions are imposed shall have the option to terminate this Agreement.

          (d) Tax Ruling or Opinion.  Judge and DataImage shall have received at
              ---------------------
the Closing, the opinion of Wisler, Pearlstine, Talone, Craig, Garrity & Potash with respect to federal income tax consequences of the Merger substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion which are consistent with the state of facts on the Effective Date:

              i. The Merger of Judge with and into DataImage will qualify as a "reorganization" under Section 368(a) of the Code and Judge and DataImage will each be a party to a reorganization within the meaning of Section 368(b) of the Code.

              ii. No gain or loss will be recognized by DataImage or Judge by reason of the Merger.

          (e) Suits, Actions.  No party hereto shall be subject to any order,
              --------------
decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits the consummation of the Merger.

          (f) Statutes, Orders.  No statute, rule, regulation, order, injunction
              ----------------
or decree shall have been enacted, entered, promulgated or enforced by any governmental authority which prohibits, restricts or makes illegal the consummation of the Merger.

     6.2  Conditions to the Obligations of Judge.  Consummation by Judge of the
          --------------------------------------
transactions contemplated hereby is subject to the following conditions precedent, any of which, however, may be waived, to the extent permitted by applicable law or regulation, by the consent in writing of Judge.

          (a) Representations, Warranties and Covenants.
              -----------------------------------------

              i. The representations and warranties of DataImage contained herein (A) shall have been true and correct in all material respects on the date hereof, and (B) other than as disclosed by DataImage to, and approved by, Judge in writing prior to or at the Closing, shall be true and correct in all material respects as of the Closing, except as otherwise provided or permitted by this Agreement.

              ii. DataImage shall have duly performed in all material respects all covenants, not otherwise waived by Judge in writing, required by this Agreement to be performed by DataImage prior to or at the Closing.

              iii. Judge shall have received a certificate of DataImage dated as of the Closing, signed by the President and the Chief Financial Officer of DataImage and certifying in such detail as Judge may reasonably request the fulfillment of the conditions set forth in Section 6.2(a).

          (b) Material Adverse Changes.
              ------------------------

              i. Since the date of this Agreement there shall have been no material adverse change in the overall financial condition, asset value, earnings, businesses, prospects or results of operations of DataImage.

              ii. Judge shall have received a certificate of DataImage dated as of the date of the Closing, signed by the President and the Chief Financial Officer of DataImage and certifying in such detail as Judge may reasonably request the fulfillment of the conditions set forth in Section 6.2(b).

          (c) Opinion of Counsel.  All proceedings and legal details incident to
              ------------------
this Agreement shall be satisfactory to Wisler, Pearlstine, Talone, Craig, Garrity & Potash, as counsel for Judge, and Judge shall have received an opinion reasonably satisfactory to them from Don Josephson, Esquire, as counsel for DataImage, dated as of the date of the Closing and addressed to Judge, to the effect that:

              i. DataImage is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to execute, deliver and perform all transactions contemplated by this Agreement.

              ii. The authorized capital stock of DataImage consists of 10,000,000 shares of common stock, par value $.01 per share, of which the number of shares of DataImage Common Stock specified in the opinion are issued and outstanding on the Effective Date. Each of such outstanding shares of DataImage Common Stock has been validly issued and is fully paid and non-assessable. None of such outstanding shares of DataImage Common Stock have been issued in violation of any preemptive rights. To such counsel's knowledge, no unissued shares of DataImage Common Stock or any other securities of DataImage are subject to any warrants, options, commitments, preemptive or other rights of any kind or nature, and DataImage is not obligated to issue any additional shares of capital stock or any other securities of any kind or nature.

              iii. The execution, delivery and performance as of the date of such opinion of all transactions contemplated by this Agreement have been duly authorized by the board of directors of DataImage and do not and will not violate any of the provisions of, or constitute a default under or give any person or party the right to accelerate payment or performance under the certificate of incorporation or by-laws of DataImage or to such counsel's knowledge any other material agreement or instrument to which DataImage is a party or by which it or any of its properties or assets is bound other than (i) violations, defaults or accelerations which in the aggregate would not have a material adverse effect on the financial condition, business, prospects or operating results of DataImage taken as a whole or (ii) violations, defaults or accelerations that in the aggregate would not materially impair the ability of DataImage to consummate the transactions contemplated hereby.

              iv. This Agreement has been duly authorized, executed and delivered by DataImage and constitutes valid and binding obligations of DataImage, enforceable against DataImage in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights and except as may be limited by the exercise of judicial discretion in applying general principles of equity (regardless of whether such agreements or documents are considered in a proceeding in equity or at law).

              v. To the actual knowledge of such counsel, the execution, delivery and performance of the Agreement by DataImage will not violate any provision of law or regulation applicable to DataImage other than (1) violations which in the aggregate would not have a material adverse effect on the financial condition, business, prospects or operating results of DataImage taken as a whole, or (2) violations which in the aggregate would not materially impair the ability of DataImage to consummate the transactions contemplated by the Agreement.

          (d) Suit, Action, Etc.  No suit, action or other proceeding shall be
              -----------------
pending or directly threatened by any federal, state or other governmental agency, commission or authority having jurisdiction or authority over DataImage or Judge or by any other person, in which it is sought to restrain or prohibit consummation of the transactions contemplated by this Agreement and which in the reasonable judgment of the management of Judge is meritorious and materially adversely affects the prospects of such consummation.

          (e) Accountants' Letter.  Judge shall have received "comfort" letters
              -------------------
from DataImage's independent certified public accountants dated (i) the date of mailing of the Proxy Statement and (ii) the Effective Date, in each case substantially to the effect that:

              i. it is a firm of independent public accountants with respect to DataImage within the rules and regulations of the SEC;

              ii. in its opinion the audited financial statements of DataImage examined by it and included in the Proxy Statement comply as to form in all material respects with the applicable rules and regulations of the SEC with respect to the form employed; and

              iii. on the basis of generally accepted auditing standards), nothing has come to its attention which causes it to believe; (i) that the audited financial statements, of DataImage included in such Proxy Statement do not comply in all material respects with the applicable accounting requirements and of the rules and regulations of the SEC (ii) that any such audited financial statements of DataImage from which unaudited quarterly financial information set forth in such Proxy Statement has been derived, are not fairly presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited financial statements; and (iii) as of a designated date not more than five (5) days prior to the Effective Date, except as specified in such letter, there has been any change in DataImage's Common Stock or any decrease in the total stockholders' equity or retained earnings of DataImage, as compared with the amounts shown for each of the foregoing items in the then most recent Annual or Quarterly Report of DataImage.

          (f) Stockholder Equity Value.  The stockholders equity value on the
              ------------------------
pro forma balance sheet of DataImage effective as of, but immediately prior to, the Closing Date, shall have a value of not less than negative $60,000.00 as calculated in accordance with generally accepted accounting principles. The Board of Directors and stockholders of DataImage shall take whatever steps are necessary, including the forgiveness of debt, to ensure the foregoing. Notwithstanding the foregoing, provided that Judge is reasonably satisfied that DataImage has utilized its best efforts to maintain a shareholder equity value of not less than negative $60,000.00, this dollar figure shall be amended to a negative equity value of up to $80,000.00. To the extent creditors discount any debt pursuant to DataImage's obligation under this Section, DataImage shall provide, in a form acceptable to Judge, a written waiver or release regarding such discount or forgiveness.

          (g) Delivery of Financial Statements.  DataImage shall have delivered
              --------------------------------
to Judge satisfactory financial statements of DataImage for its last three (3) fiscal years, the current fiscal year, and satisfactory interim statements of DataImage for the period subsequent to the current fiscal year and through the date of Closing.

          (h) Completion of Private Placement.  Judge shall have successfully
              -------------------------------
completed, prior to the Closing of this Agreement, a private placement to new investors of a minimum of $600,000.00 and a maximum of $1,500,000.00 for Judge Series A Convertible Preferred Stock, at a minimum price per share of $1.333333.

          (i) Net Operating Loss Carry-Forward.  Judge shall have received
              --------------------------------
"comfort" letters from Judge's independent accountants prior to the Closing Date that the transactions required by this Agreement will be appropriately treated for financial accounting purposes and will not result in a material diminution of Judge's net operating loss carry-forward.

          (j) DataImage Customer Base.  As of the Closing Date, there shall have
              -----------------------
been no material adverse change in the revenues from the current customer base of DataImage which was not described in the May 1, 1995 forecast delivered to Judge by DataImage.

          (k) Approval by Lenders.  Judge shall have obtained, prior to Closing,
              -------------------
the approval of the transactions required by this Agreement by the lenders of Judge and certain subordinated Note holders of an affiliated corporation.

          (l) DataImage Lease Agreement.  The Lease Agreement between DataImage
              -------------------------
and its Landlord for the real estate and improvements thereon at 1010 Wethersfield Avenue, Hartford, CT shall have been renegotiated with the Landlord on terms satisfactory to Judge.

          (m) Satisfaction of Canaan Notes.  DataImage shall have fully and
              ----------------------------
completely satisfied the promissory notes between itself and Canaan Capital Offshore Limited Partnership and Canaan Capital Limited Partnership, dated November 15, 1993 in the amounts of $446,500 and $53,500, as well as any recorded security interest. Simultaneous with the execution of this Agreement, DataImage shall obtain and provide to Judge the Canaan Conversion Agreement which will fully and completely satisfy the foregoing Notes and any related security interest.

          (n) Ronald Smith Commission.  Ronald Smith shall have acknowledged, in
              -----------------------
a written document acceptable to Judge, that any commission due him arising from all aspects of this transaction, shall not exceed $30,000.00.

          (o) Waivers/Satisfaction of Outstanding Obligations.  DataImage shall
              -----------------------------------------------
have provided, to the extent necessary, the written waivers required by Sections 1.15, 1.16, and 1.17(c). DataImage shall have provided evidence of payment, to the extent necessary, required by Sections 1.15 and 1.16.

          (p) Employees.  DataImage shall have provided Judge with the written
              ---------
confidentiality and non-solicitation agreements required by Section 1.17(b). DataImage shall have provided Judge with the necessary documents and certificates indicating that all accrued payroll, payroll taxes, associates payroll expenses and deferred compensation arrangements have been satisfied or forgiven prior to Closing as required by Section 1.17(d).

          (q) Retirement Plans.  DataImage shall have fully funded all
              ----------------
retirement plans for its officers and other employees prior to Closing and there shall be no existing or potential violation of applicable laws or regulations with regard to said retirement plans.

          (r) DataImage Filings.  DataImage shall have timely filed all reports
              -----------------
and documents required by all applicable federal and state law, to maintain its status as a publicly-owned corporation.

          (s) Tax Ruling or Opinion.  Judge shall have received at the Closing,
              ---------------------
the opinion of Wisler, Pearlstine, Talone, Craig, Garrity & Potash with respect to federal income tax consequences of the Merger substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion which are consistent with the state of facts on the Effective Date:

              i. The basis of the Surviving Corporation Common Stock received by Judge stockholders who exchange Judge Common Stock or Judge Preferred Stock for the Surviving Corporation Common Stock will be the same as the basis of the Judge Common Stock or Judge Preferred Stock surrendered in exchange therefor.

     6.3  Conditions to the Obligations of DataImage.  Consummation by DataImage
          ------------------------------------------
of the transactions contemplated hereby is subject to the following conditions precedent, any of which, however, may be waived, to the extent permitted by applicable law or regulation, by the consent in writing of DataImage.

          (a) Representations and Warranties.
              ------------------------------

              i.    The representations and warranties of Judge contained herein
(A) shall have been true and correct in all material respects on the date made, and (B) other than as disclosed by Judge to, and approved by, DataImage in writing prior to or at the Closing, shall be true and correct in all material respects as of the Closing, except as otherwise permitted by this Agreement.

              ii. Judge shall have duly performed in all material respects all covenants, not otherwise waived by DataImage in writing, required by this Agreement to be performed by Judge prior to or at the Closing.

              iii. DataImage shall have received a certificate of Judge dated as of the Closing, signed by the President and the Chief Financial Officer of Judge and certifying in such detail as DataImage may reasonably request the fulfillment of the conditions set forth in Section 6.3(a).

          (b) Material Adverse Changes.
              ------------------------

              i. Since the date of this Agreement there shall have been no material adverse change in the overall financial condition, asset value, earnings, businesses, prospects or results of operations of Judge.

              ii. DataImage shall have received a certificate of Judge dated as of the date of the Closing, signed by the Chairman and the Chief Financial Officer of Judge and certifying in such detail as DataImage may reasonably request the fulfillment of the conditions set forth in Section 6.3(b).

          (c) Opinion of Counsel.  All proceedings and legal details incident to
              ------------------
this Agreement shall be satisfactory to Don Josephson, Esquire, as counsel for DataImage, and DataImage shall have received an opinion reasonably satisfactory to them from Wisler, Pearlstine, Talone, Craig, Garrity & Potash, dated as of the date of the Closing and addressed to DataImage, to the effect that:

              i. Judge is a New Jersey corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has the power and authority to execute, deliver and perform all transactions contemplated by this Agreement.

              ii. The authorized capital stock of Judge consists of 10,000,000 shares of common stock, par value $.005 per share, and 10,000,000 shares of non-voting preferred stock, par value $.01, of which the number of shares of Judge Common Stock or Judge Preferred Stock specified in the opinion are issued and outstanding on the Effective Date. Each of such outstanding shares of Judge Common Stock or Judge Preferred Stock has been validly issued and is fully paid and non-assessable. None of such outstanding shares of Judge Common Stock or Judge Preferred Stock have been issued in violation of any preemptive rights.
To such counsel's knowledge, no unissued shares of DataImage Common Stock or any other securities of DataImage are subject to any warrants, options, commitments, preemptive or other rights of any kind or nature, and DataImage is not obligated to issue any additional shares of capital stock or any other securities of any kind or nature except for options granted pursuant to the DataImage Stock Option Plan outstanding as of the date of this Agreement.

              iii. The execution, delivery and performance as of the date of such opinion of all transactions contemplated by this Agreement have been duly authorized by the board of directors of Judge and do not and will not violate any of the provisions of, or constitute a default under or give any person or party the right to accelerate payment or performance under the certificate of incorporation or by-laws of Judge.

              iv. This Agreement has been duly authorized, executed and delivered by Judge and constitutes valid and binding obligations of DataImage, enforceable against Judge in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights and except as may be limited by the exercise of judicial discretion in applying general principles of equity (regardless of whether such agreements or documents are considered in a proceeding in equity or at law).

              v. To the actual knowledge of such counsel, the execution, delivery and performance of the Agreement by Judge will not violate any provision of law or regulation applicable to Judge other than (1) violations which in the aggregate would not have a material adverse effect on the financial condition, business, prospects or operating results of Judge taken as a whole, or (2) violations which in the aggregate would not materially impair the ability of Judge to consummate the transactions contemplated by the Agreement.

          (d) Suit, Action, Etc.  No suit, action or other proceeding shall be
              -----------------
pending or directly threatened by any federal, state or other governmental agency, commission or authority having jurisdiction or authority over DataImage or Judge or by any other person, in which it is sought to restrain or prohibit consummation of the transactions contemplated by this Agreement and which in the reasonable judgment of the management of DataImage is meritorious and materially adversely affects the prospects of such consummation.

          (e) Judge Private Placement.  Judge shall have successfully completed,
              -----------------------
prior to the Closing Date, the private placement of certain Judge stock as set forth in Section 1.8, such that when the price per share of the Judge stock being offered is multiplied by the total issued and outstanding shares of stock issued by the Surviving Corporation in this Merger (including the stock held in reserve by the Surviving Corporation for employee stock grants and options) the resultant figure is not less than $5,000,000.


                     ARTICLE VII.  TERMINATION OF AGREEMENT

     7.1  Termination.  This Agreement may be terminated at any time prior to
          -----------
the Effective Time, whether before or after its approval by the stockholders of DataImage, only if one or more of the following events shall occur:

          (a) If the Closing shall not have occurred on or before January 31, 1996, unless the failure to so consummate by such time is due to the breach of this Agreement by the party seeking to terminate, or such later date as shall have been agreed to by the parties hereto (the "Termination Date").

          (b) At any time by the mutual agreement of the parties hereto.

          (c) Immediately upon the expiration of ten (10) days from the date that Judge has given notice to DataImage of DataImage's material misrepresentation or breach of any warranty or representation or breach in any material respect, individually or collectively, of any covenant or agreement herein; provided, however, that no such termination shall take effect unless it is reasonably evident that DataImage cannot or will not fully and completely correct the grounds for termination as specified in the aforementioned notice on or before the date of Closing.

          (d) Immediately upon the expiration of ten (10) days from the date that DataImage has given notice to Judge of material misrepresentation or breach of any warranty or representation or breach in any material respect, individually or collectively, of any covenant or agreement contained herein; provided, however, that no such termination shall take effect unless it is reasonably evident that Judge cannot or will not fully and completely correct the grounds for termination as specified in the aforementioned notice on or before the date of Closing.


                            ARTICLE VIII.  EXPENSES

     8.1  Expenses.
          --------

          (a) Each party hereto will bear all expenses incurred by it in connection with this Agreement and the transactions contemplated hereby, except as provided in Section 1.15.

          (b) In the event that this Agreement is terminated, the obligations of DataImage under the secured promissory note dated September 13, 1995 shall continue and be governed by the terms of the parties' agreement set forth in the Letter of Intent executed on September 13, 1995 by DataImage.

          (c) In the event any party shall default in its obligations hereunder, any non-defaulting party may pursue any remedy available at law or in equity to enforce its rights and shall be paid by the defaulting party for all damages , costs and expenses, including legal, accounting, investment banking, printing and mailing expenses, incurred or suffered by the non-defaulting party in connection herewith or in the enforcement of its rights hereunder. Notwithstanding the foregoing, the defaulting party shall under no circumstances be liable for consequential damages. Any negligent misrepresentation or negligent omission of information which is not material to this Agreement is not grounds for default or rescission of this Agreement.


                          ARTICLE IX.  CONFIDENTIALITY

     9.1  Confidentiality.  Any non-public or confidential information disclosed
          ---------------
by either DataImage or Judge to the other party pursuant to this Agreement or as a result of the discussions and negotiations leading to this Agreement, or otherwise disclosed, or to which any other party has acquired or may acquire access, and indicated (either expressly, in writing or orally, or by the context of the disclosure or access) by the disclosing party to be non-public or confidential, or which by the content thereof reasonably appears to be non-public or confidential, shall be kept strictly confidential and shall not be used in any manner by the recipient except in connection with the transactions contemplated by this Agreement. To that end, the parties hereto will each, to the maximum extent practicable, restrict knowledge of and access to non-public or confidential information of the other party to its officers, directors, employees and professional advisors who are directly involved in the transactions contemplated hereby and reasonably need to know such information. Further to that end, all non-public or confidential documents (including all copies thereof) obtained hereunder by any party shall be returned as soon as practicable after any termination of this Agreement and all electronic data that constitutes non-public confidential information which is not physically returned shall be destroyed. The obligation of the parties to maintain the confidentiality of such information shall survive the termination of this Agreement.

                      ARTICLE X.  MISCELLANEOUS PROVISIONS

     10.1 Entire Agreement.  This Agreement, and all Exhibits and Schedules
          ----------------
attached hereto, as well as any other document if signed or initialed by the parties hereto and specifically providing that it is an exception to the limitations contained in this Section, embody the entire agreement between the parties hereto with respect to the matters agreed to herein, and, except as expressly provided herein, this Agreement shall not be affected by reference to any other document except for any such document signed or initialed by the duly authorized representatives of the parties hereto and specifically providing that it is an exception to the limitations contained in this Section. Except as specifically provided herein, all prior negotiations, discussions agreements by and between the parties hereto with respect of such matters agreed to herein which are not reflected or set forth in this Agreement, or in the Exhibits or Schedules, or in such other document, shall have no further force or effect. Each representation, warranty, covenant or agreement contained in this Agreement made by any of the parties hereto shall have independent force and effect and shall not be affected by any other representation except by specific reference.

     10.2 Publicity.  The content and timing of all publicity and announcements
          ---------
concerning this Agreement, and all transactions contemplated by this Agreement, shall be subject to joint consultation and approval of the parties hereto, subject, however, to the legal obligations applicable to public companies.

     10.3 Public Company.  Judge and Judge's stockholders acknowledge that they
          --------------
have been advised by DataImage that the occurrence of this Merger is, and any information about DataImage obtained during the course of this Merger may be, material, inside information and that Judge and the Judge stockholders may not trade in DataImage's stock while the possession of such material, inside information or disclose such information to anyone other than their attorneys, accountants and financial advisors advising them with respect to this Merger. Each party agrees that it will take appropriate steps to prevent such party, or any director, officer, employee, agent or affiliate of such party to trade in DataImage stock following the execution of this Agreement and for a period of not less than six (6) months following the expiration of negotiations between the parties in the event that the merger contemplated by this Agreement does not occur.

     10.4 Amendment and Waiver.  Neither this Agreement nor any term, covenant,
          --------------------
condition or other provision hereof may be amended, modified, supplemented, waived, discharged or terminated except by an instrument in writing signed by responsible officers duly authorized by the respective boards of directors of the parties hereto; provided, however, that after approval of this Agreement by the stockholders of DataImage, no amendment, modification or supplement shall reduce the amount or change the form of consideration to be delivered to stockholders of DataImage as contemplated by this Agreement, or in any way materially adversely effecting the rights of the DataImage stockholders, except in each case to the extent that the DataImage stockholders consent to such amendment, modification or supplement.

     10.5 Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the States of New Jersey and Delaware except to the
extent that federal law may be   applicable.

     10.6 Communications.  All notices, requests, demands, consents and other
          --------------
communications hereunder shall be in writing and shall be deemed to have been duly given if hand delivered, sent by recognized overnight delivery service, sent by certified or registered mail, postage prepaid, return receipt requested, or by confirmed telecopy as follows:

          (a)  If to Judge, to:

               P.O. Box 1083
               Bala Cynwyd, PA 19004
               Attention:  Katy Wiercinski


or to such other person or place as shall be designated to DataImage in writing, and with a copy to:

               Wisler, Pearlstine, Talone, Craig, Garrity & Potash 484 Norristown Road
               Blue Bell, PA 19422
               Attention:  Michael J. O'Donoghue, Esquire


          (b)  If to DataImage, to:

               1010 Wethersfield Avenue
               Hartford, CT 06114
               Attention:  Raymond V. Sozzi


or to such other person or place as shall be designated to Judge in writing, and with a copy to:

               Don Josephson, Esquire
               1484 New Britain Avenue
               P.O. Box 613
               Farmington, CT 06034


Any such notice or other communication so addressed shall be deemed to have been received by the addressee (i) if hand-delivered or sent by overnight delivery, on the next business day following the date so delivered or sent, (ii) if sent by registered or certified mail, five (5) business days following the date sent, or (iii) if sent by telecopy, upon verbal telephone confirmation of receipt thereof by an individual authorized to accept telecopy communications at the above-specified telecopy number as of the date of such receipt of confirmation.

     10.7 Successors and Assigns.   The rights and obligations of the parties
          ----------------------
hereto shall inure to the benefit of and shall be binding upon the successors and assigns of each of them; provided, however, that neither this Agreement nor any of the rights, interest or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party.

     10.8  Headings, Etc.  The headings of the Sections and Subsections of this
           -------------
Agreement have been inserted for convenience only and shall not be deemed to be a part of this Agreement.

     10.9  Severability.  In the event that any one or more provisions of this
           ------------
Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, by any court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and the parties shall use their best efforts to substitute a valid, legal and enforceable provision which, insofar as practicable, implements the purposes and intents of this Agreement.

     10.10 No Third Party Beneficiary. Except as expressly provided for herein,
           --------------------------
nothing in this Agreement is intended to confer upon any person who is not a party hereto any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     10.11 Counterparts.  To facilitate execution, this Agreement may be
           ------------
executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date set forth above.


                                     JUDGE COMPUTER CORPORATION



                                  By: /s/ Martin E. Judge, Jr.
                                     -------------------------------------
                                     Martin E. Judge, Jr., CEO/President


                                     DATAIMAGE, INC.


                                  By:
                                     --------------------------------------
                                     Raymond V. Sozzi, President

     10.8 Headings, Etc.  The headings of the Sections and Subsections of this
          -------------
Agreement have been inserted for convenience only and shall not be deemed to be a part of this Agreement.

     10.9 Severability.  In the event that any one or more provisions of this
          ------------
Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, by any court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and the parties shall use their best efforts to substitute a valid, legal and enforceable provision which, insofar as practicable, implements the purposes and intents of this Agreement.

     10.10  No Third Party Beneficiary. Except as expressly provided for herein,
            --------------------------
nothing in this Agreement is intended to confer upon any person who is not a party hereto any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     10.11  Counterparts.  To facilitate execution, this Agreement may be
            ------------
executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date set forth above.


                      JUDGE COMPUTER CORPORATION



               By:
                  ---------------------------------------------
                  Martin E. Judge, Jr., CEO/President


                      DATAIMAGE, INC.


               By: /s/ Raymond V. Sozzi
                  ----------------------------------------------
                  Raymond V. Sozzi, President

                    PREFERENCES AND RIGHTS OF JUDGE SERIES A
                          CONVERTIBLE PREFERRED STOCK


Dividend

     The Judge Series A Convertible Preferred carries no dividend. The Preferred will share pari passu on an as-converted basis in any dividends declared on Common Stock or any other series of preferred stock, excluding the Series B Preferred Stock.

Liquidation Preference

     The Preferred will have a liquidation preference prior to Common Stock and all Other existing classes or series of preferred stock, in an amount equal to the original purchase price per share plus all accrued, unpaid dividends (if any). The Preferred holders may elect to treat a consolidation or merger of the Surviving Corporation or sale of all or substantially all of its assets as a liquidation or winding up for purposes of the liquidation preference.

Optional Conversion

     The Preferred will be convertible into Common Stock at the Purchasers' option at any time. The conversion ratio and price will be subject to adjustment as provided in the paragraph entitled "Antidilution and Adjustment Provisions" below.

Mandatory Conversion

     Conversion will be mandatory (i) at the time of a public offering of Common Stock by the Surviving Corporation in excess of $5 million, (ii) upon sale of the Surviving Corporation, or (iii) the vote of Purchasers of a majority of the Preferred.

Antidilution and Adjustment Provisions

     The conversion price and ratio of the Preferred will be subject to weighted average antidilution adjustment in the event that the Surviving Corporation issues additional shares (other than under the Employee Option Pool described below) at a purchase price less than the then applicable conversion price. The conversion price and ratio will also be adjusted for Common Stock splits, stock dividends and other Common Stock recapitalizations.

Voting Rights

     Except with respect to election of Directors and the protective provisions in the paragraph entitled "Protective Provisions" below, the Preferred will vote with the Common Stock as a single class, and a holder of Preferred will have the right to that number of votes equal to the number of shares of Common Stock issuable upon conversion of its Preferred.

                                  SCHEDULE 1.8

Protective Provisions

     Consent of the holders of at least a majority of the Preferred will be required for any action which (i) [materially and adversely] alters or changes the rights, preferences or privileges of the Preferred, (ii) increases the authorized number of shares of Preferred, (iii) creates any new class of shares having preference over or being on a parity with the Preferred, (iv) amends the Surviving Corporation's certificate of incorporation, (v) involves a sale by the Surviving Corporation's of a substantial portion of its assets, a merger of the Surviving Corporation with another entity, or a liquidation or dissolution of the Surviving Corporation.

Demand and Piggyback Registration Rights

     (1) Demand Rights: Up to two demand registrations at any time after the Registration Rights earlier of six months after the Surviving Corporation's initial public offering and the date eighteen months from the purchase of Preferred (but not within six months of the effective date of a registration). Holders of at least a majority of the Preferred must submit the demand for registration of at least [50%] of the Preferred. The Surviving Corporation will not be obligated to effect more than two registrations (other than on Form S-3) under these demand right provisions.

          [(2) Form S-3 Registration Rights: Up to one registration per year on Form S-3 (or any equivalent successor form) for offerings of not less than $500,000.]

          (3) Piggy-Back Registration Rights: Unlimited number of "Piggy-back" registrations, subject to underwriters cutbacks, provided that any other selling stockholders are cut back before the Preferred holders are cut back.

          (4) Registration Expenses and Priority.- The registration expenses (exclusive of underwriting discounts and special counsel fees of a selling shareholder) of up to two demand registration, all piggy-backs and up to one S-3 registration per year will be borne by the Surviving Corporation. The registration rights of the Preferred holders will have priority over registration rights granted previously or in the future to any other class of investors.

Employee Option Pool

          The Surviving Corporation may grant to employees, officers, directors and consultants options for up to 7.5% of the Surviving Corporation's Common Stock. All option grants must be approved by the Board. [Common Stock purchased upon exercise of Employee stock options must be subject to a right of the Surviving Corporation to repurchase the shares at fair market value upon termination of employment prior to an IPO.]

Legal Expenses

          The Surviving Corporation will prepare the documentation and will bear the costs of all legal fees for counsel retained by it. Purchasers shall be responsible for their own counsel fees for review of the documents.

                                  SCHEDULE 1.8

1.  Dividends.

     The Holders of the outstanding shares of Surviving Corporation Series B Preferred Stock shall be entitled to receive, out of funds legally available therefore, cumulative dividends at the annual rate of ten (10%) percent of the face value of the share. Cumulative dividends on the Series B Preferred Stock shall be payable if, as and when declared. Dividends shall accrue on each share from the date of original issuance of such share whether or not earned or declared, and shall accrue until paid.

     All numbers relating to the calculation of cumulative dividends shall be subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving the change in the capital structure of the Series B Preferred Stock.

2.  Redemption.

     The Series B Preferred Stock must be redeemed upon the occurrence of any secondary offering of securities by the Surviving Corporation. This redemption may be waived by the Holder at the Holder's sole discretion. If such requirement is waived, the Series B Preferred Stock must be redeemed upon the occurrence of any subsequent offering of securities by the Surviving Corporation. The Series B Preferred Stock may be redeemed at any time prior to an offering of securities, upon thirty (30) days' written notice to the Holder thereof. If the Series B Preferred Stock is not fully redeemed as set forth above, it must be fully redeemed within five (5) years of the date of issuance. Notwithstanding the foregoing, the Board of Directors shall utilize its best efforts to redeem the stock at such time as it deems to be financially prudent.

     The purchase price per share to be paid for such stock shall be the face value thereof plus all accrued but unpaid dividends to the date set for redemption. Upon the date set for redemption, all stock shall be surrendered to the Corporation and the purchase price shall be paid to the Holders thereof.

                                  SCHEDULE 1.9

                    ESSENTIAL TERMS OF EMPLOYMENT AGREEMENT
                                    BETWEEN
                RAYMOND V. SOZZI AND JUDGE IMAGING SYSTEMS, INC.


1.  Term.

     Commences first business day after the Effective Date of the Merger, and will continue for a period of one year from commencement, renewable annually by mutual agreement of employee and employer. Performance review to be conducted prior to expiration of one year term with equitable compensation increase for renewal.

2.  Compensation.

     Annual salary of $150,000. Upon completion of secondary offering, annual salary to increase to $200,000.

3.  Benefits.

     Three weeks paid vacation per year. Will participate in annual company trips taken by the executives of Judge Imaging Systems, Inc. Car allowance of $500.00 per month, to be paid directly to employee. In addition, employee will be reimbursed for reasonable car expenses for fuel and repairs. Judge Imaging Systems, Inc. will reimburse employee in an amount equal to 100% of the standard medical and disability premiums for coverage generally provided to Judge's executives.

4.  Stock Options.

     Employee will receive options to acquire common stock equivalent to 1% of the issued and outstanding capital stock of Judge Imaging Systems, Inc., computed on a fully converted and diluted basis, which shall include the 7.5% of stock reserved for employee options and grants and Series A Convertible Preferred determined immediately post-closing of the merger (currently expected to represent 50,000 shares). Of these options, .5% will vest at the time of the merger, and .5% will vest at the time of the secondary offering. Options are subject to approval of a stock option plan by the Shareholders of Judge Imaging Systems, Inc.; management will agree to use their best efforts to obtain such approval. The exercise price will be the price paid for Series A Convertible Preferred pursuant to Section 1.8.

5.  Position.

     Chief Operating Office

6.  Severance.

     One month after first year in the event that employment is terminated by employer.

                                 SCHEDULE 1.18

7.  Non-solicitation.

     Upon expiration or termination of employment by employer or employee, Employee will be restricted from soliciting customers or employees of Judge Imaging Systems, Inc., irrespective of the reason for termination, for a period of three years following termination. For purposes of the foregoing, customers and employees shall include those current customers and employees at the time of termination or expiration and for the one year immediately proceeding termination or expiration.

8.  Non-competition.

     Upon expiration termination of employment by employer or employee, irrespective of the reason for termination, Judge Imaging Systems, Inc. may elect (at its option) to require employee to refrain from competing with its business for a period of six months following termination in consideration of payment of 50% of employee's compensation (its computed as of the date of termination), during the six month non-competition period.

                                 SCHEDULE 1.18

Schedule 2.1(b):

     Wendy Greenberg Employment Agreement
     The Gemstone Group, Inc. Warrants

Schedule 2.1(d): None.

Schedule 2.1(e): None.

Schedule 2.1(f):

     Erit v. Judge Computer Corporation, EEOC Charge No. 170941734 (Cross-filed with New Jersey Department of Civil Rights)
     Erit v. Judge Computer Corporation, VRR No. 02-NJ-95-00020-10-R

Schedule 2.1(j): None.

Schedule 2.1(l):

     General Security Agreement with Midlantic Bank, N.A. dated June 2, 1995, for $5,000,000.

                                  SCHEDULE 2.1

Schedule 2.2(b):   None.

Schedule 2.2(d):   None.

Schedule 2.2(e):   None.

Schedule 2.2(f):   None.

Schedule 2.2(j): The Software Distribution Agreement between DataImage and Microbank, dated June 22, 1994, and disclosed as an exhibit to the Company's Report on Form 10-KSB for the year 1994, calls for payment of certain prepaid license fees to Microbank. Pursuant to the Agreement, Microbank was paid a total of $25,000 in prepaid license fees; an additional $25,000, due to be paid in September, 1995, was not paid. Pursuant to discussions between Mr. Sozzi and Microbank, it is understood that these additional prepaid license fees will not be paid. This understanding has not been reduced to writing.

Schedule 2.2(l):   None.

                                  SCHEDULE 2.2

                                  EXHIBIT "A"

                     RESTATED CERTIFICATE OF INCORPORATION

                                      OF

                                DATAIMAGE, INC.


      DataImage, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

      1.  The name of the corporation is DataImage, Inc.

          The date of filing its original Certificate of Incorporation with the Secretary of State was October 23, 1986.

      2. This Restated Certificate of Incorporation restates and integrates and further amends the Certificate of Incorporation of this corporation by changing
Article 5 to Article 6 and adding a new Article 5; by deleting Article 7 and changing Article 8 to Article 7; by the addition of Articles 8 through 14.

      3. The text of the Certificate of Incorporation, as amended or supplemented heretofore, is further amended hereby to read as herein set forth in full:

          1.  The name of the corporation is:

                                DataImage, Inc.

          2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the city of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

          3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

          4. The total number of shares of stock which the Corporation shall have authority to issue is Ten Million (10,000,000) and the par value of each of such shares is One Cent ($.01), amounting in the aggregate to One Hundred Thousand Dollars ($100,000).

          5. The number of directors which shall constitute the board of directors shall be established by the board of directors, but shall not be less than 6, or more than 9. The directors of the corporation shall be divided into three classes: Classes One, Two and Three. Class One directors shall initially serve until the 1990 annual meeting of shareholders. Class Two directors shall initially serve until the 1991 annual meeting of shareholders. Class Three directors shall initially serve until the 1992 annual meeting of shareholders. At each annual meeting of shareholders, the successors to members of the class of directors whose terms shall then expire shall be elected to serve three year terms and until their successors are elected and qualified. When the number of directorships is changed, any newly-created directorships or any decrease in directorships shall be so apportioned by the board of directors between the three classes so as to make all classes as nearly equal in number as is possible.

      6. The board of directors is authorized to make, alter or repeal the by-laws of the corporation.

      7. To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiducuary duty as a director.

      8. To the fullest permitted by the Delaware General Corporation Law as the same exists or may hereafter by amended, the corporation shall indemnify any of its officers, directors, employees or agents who was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than as action by or in the right of the corporation) by reason if the fact that he (or she) is or was a director, officer, employee or agent of the corporation, or was serving at the reguest of the corporation in any such capacity with another corporation, partnership, joint venture, trust or other enterprise.

      9. In addition to the vote of stockholders otherwise required by law, including, without limitation, the provisions of Section 203 of the General Corporation Law of Delaware, or by the terms of any other article of this certificate of incorporation, whether now or hereafter authorized, the affirmative vote or consent of either: (i) seventy-five per cent (75%) of the members of the Board of Directors or (ii) the holders of eighty-five per cent (85%) or more of all shares of stock of the corporation entitled to vote in elections of directors, considered for the purposes hereof as one class, shall be required for the adoption or authorization of a business combination (as hereinafter defined) with any other entity (as hereinafter defined) if, as of the record date for the determination of stockholders entitled to notice thereof and to vote thereon or consent thereto, such other entity is the beneficial owner, directly or indirectly, of more than fifteen per cent (15%) of the outstanding shares of stock of the corporation entitled to vote in elections of directors considered for the purposes of this Article as one class; provided that such eighty-five per cent (85%) voting requirement shall not be applicable if:

     (a) The cash, or fair market value of other consideration, to be received per share by common stockholders of the corporation in such business combination bears the same or a greater percentage relationship to the market price of the corporation's common stock immediately prior to the announcement of such business combination as the highest per share price (including brokerage commissions and/or soliciting dealer's fees and transfer taxes) which such other entity has theretofore paid for any of the shares of the corporation's common stock already owned by it bears to the market price of the common stock of the corporation immediately preceding the initial acquisition of the corporation's common stock by such other entity; and

      (b) The cash, or fair market value of other consideration, to be received per share by common stockholders of the corporation in such business combination (i) is not less than the highest per share price (including brokerage commissions and/or soliciting dealer's fees and transfer taxes) paid by such other entity in acquiring any of its holdings of the corporation's common stock, and (ii) is not less than the earnings per share of common stock of the corporation for the four full consecutive fiscal quarters, or the last fiscal year reported, whichever is higher, immediately preceding the record date for solicitation of votes on such business combination, multiplied by the then price/earnings multiple (if any) of such other entity as customarily computed and reported in the financial community; and

(c) The price offered must also include an additional premium equal to the per share equivalent of fifty per cent (50%) of the highest consolidated balance of domestic and foreign cash, cash equivalents and marketable securities held by the corporation at any time during the period commencing on the date such other entity first acquired any shares of the corporation's common stock and terminating on the fifteenth day prior to the date on which the proxy statement referred to in (f) below is scheduled to be mailed to public stockholders of the corporation; and

(d) After such other entity has acquired a fifteen per cent (15%) interest and prior to the consummation of such business combinations (i) such other entity shall have taken steps to ensure that the corporation's Board of Directors included at all times representation by continuing director(s) (as hereinafter defined) proportionate to the stockholdings of the corporation's public common stockholders not affiliated with such other entity (with a continuing director to occupy any resulting fractional board position) (ii) there shall have been no change in the amount per share payable or paid as dividends on the corporation's common stock except as may have been approved by a vote of seventy-
           five per cent (75%) of the directors; (iii) such other entity shall not have acquired any newly issued shares of stock, directly or indirectly, from the corporation (except upon conversion of convertible securities acquired by it prior to obtaining a fifteen per cent (15%) interest or as a result of a pro rata stock dividend or stock split), and (iv) such other entity shall not have acquired any additional shares of the corporation's outstanding common stock or securities convertible into common stock except as a part of the transaction which results in such other entity acquiring its fifteenth per cent (15%) interest; and

     (e) Such other entity shall not have (i) received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by the corporation, or (ii) made any major change in the corporation's business or equity capital structure without the approval of seventy-five per cent (75%) of the directors, in either case prior to the consummation of such business combination; and

     (f) A proxy statement complying with the requirements of the Securities Exchange Act of 1934 shall be mailed to public stockholders of the corporation for the purpose of soliciting stockholder approval of such business combination and shall contain at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the business combination which the continuing directors, or any of them, may choose to state and, if deemed advisable by a majority of the continuing directors, an opinion of a reputable investment banking firm as to the fairness (or lack of fairness) of the terms of such business combination, from the point of view of the remaining public stockholders of the corporation (such investment banking firm to be selected by a majority of the continuing directors and to be paid a reasonable fee for their services by the corporation upon receipt of such opinion).

     The provision hereof shall also apply to a business combination with any other entity which at any time has been the beneficial owner, directly or indirectly, of more than fifteen per cent (15%) of the outstanding shares of stock of the corporation entitled to vote in elections of directors considered for the purposes hereof as one class, notwithstanding the fact that such other entity has reduced its shareholdings below fifteen per cent (15%) if, as of the record date for the determination of stockholders entitled to notice of and to vote on or consent to the business combination, such other entity is an "affiliate" of the corporation (as hereinafter defined).

     10. As used in Sections 9 through 13 hereof, (a) the term "other entity" shall include any corporation, person or other entity and any other entity with which it or its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of stock of the corporation, or which is its "affiliate" or "associate" as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, together with the successors and assigns of such persons in any transaction or series of transactions not involving a public offering of the corporation's stock within the meaning of the Securities Act of 1933, (b) an other entity shall be deemed to be the beneficial owner of any shares of stock of the corporation which the other entity (as defined above) has the right to acquire pursuant to an agreement, or upon exercise of conversion rights, warrants or options or otherwise, (c) the outstanding shares of any class of stock of the corporation shall include shares deemed owned through application of clause
(b) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of con-version rights, warrants or options, or otherwise; (d) the term "business combination" shall include any merger or consolidation of the corporation with or into any other corporation, or the sale or lease of all or any substantial part of the assets of the corporation to, or any sale or lease to the corporation or any subsidiary thereof in exchange for securities of the corporation of any assets (except assets having a aggregate fair market value of less than $1,000,000) of any other entity; (e) the term "continuing director" shall mean a person who was a member of the Board of Directors of the corporation elected by the public stockholders prior to the time that such other entity acquired in excess of ten per cent (10%) of the stock of the corporation entitled to vote in the election of directors, or a person recommended to succeed a continuing director by a majority of continuing directors; and (f) for the purposes of subparagraphs I(a) and (b) hereof the term "other consideration to be received" shall include common stock of the corporation retained by its existing public stockholders in the event of a business combination with such other entity in which the corporation is the surviving corporation.

        11. A majority of the continuing directors shall have the power and duty to determine for the purposes hereof on the basis of information known to them whether (a) such other entity beneficially owns more than fifteen per cent (15%) of the outstanding shares of stock of the corporation entitled to vote in election of directors (b) any entity is an "affiliate" or "associate" (as defined above) or another, (c) any other entity has an agreement, arrangement or understanding with another, or (d) the assets being acquired by the corporation, or any subsidiary thereof, have an aggregate fair market value of less than $1,000,000.

        12. No amendment to this certificate of incorporation shall amend, alter, change or repeal any of the provisions of Sections 9 through 12 hereof, unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote or consent of the holders of eighty-five per cent (85%) or more of all shares of stock of the corporation entitled to vote at an election of directors considered for these purposes as one class; provided that this Section 12 shall not apply to, and such eighty-five per cent (85%) vote or consent shall not be required for, any amendment, alteration, change or repeal recommended to the stockholders by eighty-five per cent (85%) of such directors who would be eligible to serve as "continuing directors" within the meaning of Section 10 hereof.

                        13. Nothing herein shall be construed to relieve any other entity from any fiduciary obligation imposed by law.

                        14. Unless otherwise restricted by law, any director may
                be removed, with or without cause, only by a vote of the holders of at least eighty-five per cent (85%) of the shares entitled to vote at an election of directors, or by the vote of seventy-five per cent (75%) of the other directors then in office."

                4. This Restated Certificate of Incorporation was duly adopted by vote of the stockholders in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

                IN WITNESS WHEREOF, said DataImage, Inc. has caused this certificate to be signed by Robert L. Brasher, its President and attested by Carolyne I. Gatesy, its Secretary, this 26th day of July,
        1989.                                               ----

                                                DataImage, Inc.


                                                By /s/ Robert L. Brasher
                                                   ---------------------
                                                   Robert L. Brasher
                                                   Its President

ATTEST:


By /s/ Carolyne I. Gatesy
   ----------------------
   Carolyne I. Gatesy
   Secretary

                               State of Delaware                Page 1

                   [SEAL OF STATE OF DELAWARE APPEARS HERE]

                         Office of Secretary of State
                           ----------------------

        I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF
DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY
OF THE CERTIFICATE OF RESTATED CERTIFICATE OF INCORPORATION OF DATAIMAGE, INC. FILED IN THIS OFFICE ON THE TWENTY-SIXTH DAY OF JULY, A.D. 1989, AT 10 O'CLOCK A.M.












[SEAL OF DEPARTMENT OF STATE
OF DELAWARE APPEARS HERE)          /S/ Michael Harkins
                                   -----------------------------------
                                   Michael Harkins, Secretary of State

                                   AUTHENTICATION:    12275488
                                             DATE:      07/26/1989

                                  EXHIBIT "B"

                                DATAIMAGE, INC.
                                  * * * * *
                                    BYLAWS
                                  * * * * *
                             AMENDED AND RESTATED
                             AS OF MARCH 17, 1992

                                   ARTICLE I

                                    OFFICES

        Section 1.  The registered office shall be in the City of Wilmington,
        ---------
County of New Castle and State of Delaware.

        Section 2.  The corporation may also have offices at such other places
        ---------
both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

                                  ARTICLE II

                           MEETINGS OF STOCKHOLDERS

        Section 1.  All meetings of the stockholders for the election of
        ---------
directors shall be held in the City of Glastonbury, State of Connecticut, at such place as may be fixed from time to time by the board of directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

        Section 2.  Annual meetings of stockholders shall be held during the
        ---------
fourth week of April or in such other week in the months of March, April, May or June, and on a date and at a time as may be chosen by the board of directors and stated in the notice of the meeting, at which they shall elect by a plurality vote those directors which are standing for election in such year and transact such other business as may properly be brought before the meeting.

        Section 3.  Written notice of the annual meeting stating the place, date
        ---------
and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

        Section 4.  The officer who has charge of the stock ledger of the
        ---------
corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, of, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 5.  Special meetings of the stockholders, for any purpose or
     ---------
purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

     Section 6.  Written notice of a special meeting stating the place, date and
     ---------
hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting.


     Section 7.  Business transacted at any special meeting of stockholders
     ---------
shall be limited to the purposes stated in the notice.

     Section 8.  The holders of a majority of the stock issued and outstanding
     ---------
and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be presented or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 9.  When a quorum is present at any meeting, the vote of the
     ---------
holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

     Section 10.  Unless otherwise provided in the certificate of incorporation
     ----------
each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of capital stock having voting power by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

     Section 11.  Unless otherwise provided in the certificate of incorporation,
     ----------
any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                  ARTICLE III

                                   DIRECTORS

     Section 1.  The provisions of this Article III shall be subject to the
     ---------
applicable provisions of the Purchase Agreement and the Voting Agreement, as described in Article VIII, Section 2 of these by-laws.

     Section 2.  The number of directors which shall constitute the whole board
     ---------
shall be subject to the limitations set forth in the corporation's Certificate of Incorporation. Within the limits specified, the number of directors shall be determined by resolution of the board of directors or by the stockholders at the annual meeting. Directors need not be stockholders.

     Section 3.  Vacancies and newly created directorships resulting from any
     ---------
increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until their predecessor's term shall expire, and until their successors are duly elected and shall qualify. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly-created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of

Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly-created directorships, or to replace the directors chosen by the directors then in office.

     Section 4.  Only persons who are nominated in accordance with the
     ---------
procedures set forth in this paragraph shall be eligible for election as directors. Nominations of persons for election to the board of directors may be made at a meeting of shareholders by or at the direction of the board or by any shareholder of the Corporation entitled to vote for the election of directors at such meeting. Such nominations by a shareholder may be made only if written notice of such shareholder's intent to make such nomination or nominations has been given to the secretary of the Corporation, delivered to or mailed and received at the principal executive offices of the Corporation not less than 20 days nor more than 130 days prior to the meeting. Such shareholder's notice shall set forth (1) as to each person whom the shareholder proposes to nominate for election as a director, (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of the Corporation which are beneficially owned by such person, and (d) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to applicable law and regulations (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as director if election); and (2) as to the shareholder giving the notice, (a) the name and address of such shareholder as they appear on the Corporation's stock transfer books, (b) the class and number of shares of the Corporation which are beneficially owned by such shareholder, (c) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (d) a description of all arrangements or understandings between the shareholder and each nominee and any other person or person (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholders. At the requirement of the board, any person nominated by the board for election as a director shall furnish to the secretary such information which would be required to be set forth in a shareholder's notice of nomination which pertains to the nominee. The presiding officer of the meeting shall
                                                                     -----
refuse to acknowledge the nomination of any person not made in compliance with this paragraph and the defective nomination shall be disregarded.

     Section 5.  The business of the corporation shall be managed by or under
     ---------
the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

                      MEETINGS OF THE BOARD OF DIRECTORS

     Section 6.  The board of directors of the corporation may hold meetings,
     ---------
both regular and special, either within or without the State of Delaware.

     Section 7.  The first meeting of each newly-created board of directors
     ---------
shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly-created directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly-created board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

     Section 8.  Regular meetings of the board of directors may be held, upon
     ---------
twenty (20) days prior notice, at such time and at such place as shall from time to time be determined by the board.

     Section 9.  Special meetings of the board may be called by the president
     ---------
upon three (3) days prior notice to each director, either personally, by telephone, by mail or by telegram or facsimile transmission. Special meetings will be called by the president or secretary in like manner and on like notice upon the written request of two directors unless the board consists of only one director in which case special meetings will be called by the president or secretary in like manner and on like notice on the written request of the sole director.

     Section 10.  At all meetings of the board a majority of the directors shall
     ----------
constitute a quorum for the transactions of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certification of incorporation. If a quorum shall not be present at any meeting of the board of directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 11.  Unless otherwise restricted by the certificate
     -----------
of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board or directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

     Section 12.  Unless otherwise restricted by the certificate of
     -----------
incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                            COMMITTEES OF DIRECTORS

     Section 13.  The board of directors may designate one or more committees,
     -----------
each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the Delaware Corporation Law fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation) adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock or to adopt a certificate of ownership and merger. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

    Section 14.  Each committee shall keep regular minutes of its meetings and
    ----------
report the same to the board of directors when required.

                           COMPENSATION OF DIRECTORS

    Section 15. Unless otherwise restricted by the certificate of
    ----------
incorporation or these by-laws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                             REMOVAL OF DIRECTORS

    Section 16. Unless otherwise restricted by the certificate of
    ----------
incorporation or by law, any director may be removed, with or without cause, by a vote of the holders of at least 85% of the shares entitled to vote at an election of directors, or by the unanimous vote of the other directors then in office.


                                  ARTICLE IV

                                    NOTICES

    Section 1. Whenever, under the provisions of the statutes or of the
    ---------
certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram or facsimile transmission.


    Section 2. Whenever any notice is required to be given under the provisions
    ---------
of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE V

                                   OFFICERS

     Section 1.  The officers of the corporation shall be chosen by the board
     ----------
of directors and shall be a chairman of the board, a president, a vice-president, a secretary and a treasurer. The board of directors may also choose additional vice-presidents, and one or more assistant secretaries and assistant treasurers. Any number of officers may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provide.

     Section 2.  The board of directors at its first meeting after each annual
     ----------
meeting of stockholders shall choose a chairman of the board, a president, one or more vice-presidents, a secretary and a treasurer.

     Section 3.  The board of directors may appoint such other officers and
     ----------
agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

     Section 4.  The salaries of all officers and agents of the corporation
     ----------
shall be fixed by the board of directors.

     Section 5.  The officers of the corporation shall hold office until their
     ----------
successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

                             CHAIRMAN OF THE BOARD

     Section 6.  The chairman of the board shall preside at all meetings of
     ----------
stockholders and at all meetings of the board of directors and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                                 THE PRESIDENT

     Section 7.  The president shall be the chief executive officer of the
     ----------
corporation and, in the absence of the chairman of the board, shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect.

     Section 8. The president shall execute bonds, mortgages and other ---------- contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

                              THE VICE-PRESIDENTS

     Section 9. In the absence of the president or in the event of his ---------- inability or refusal to act, the executive vice-president (or in the event of the inability or refusal to act of the executive vice-president, then the senior vice-president), shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                     THE SECRETARY AND ASSISTANT SECRETARY

     Section 10. The secretary shall attend all meetings of the board of ----------- directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

     Section 11. The assistant secretary, or if there be more than one, the ----------- assistant secretaries in the order determined by the board of directors (of if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                    THE TREASURER AND ASSISTANT TREASURERS

    Section 12.  The treasurer shall have the custody of the corporate funds and
    ----------
securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

    Section 13.  He shall disburse the funds of the corporation as may be
    ----------
ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

    Section 14.  If required by the board of directors, he shall give the
    ----------
corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

    Section 15.  The assistant treasurer, or if there shall be more than one,
    ----------
the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                                  ARTICLE VI

                            CERTIFICATES FOR SHARES

    Section 1.  The shares of the corporation shall be represented by
    ---------
certificates. Certificates shall be signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation.

    Within a reasonable time after the issuance or transfer of stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the Delaware Corporation Law (unless such information shall be contained on said certificates) or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions or such preferences and/or rights.

     Section 2. Any of or all the signatures on a certificate may be facsimile. ---------- In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

                               LOST CERTIFICATES

     Section 3. The board of directors may direct a new certificate or ---------- certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                               TRANSFER OF STOCK

     Section 4. Upon surrender to the corporation or the transfer agent of ---------- the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue or cause the transfer agent to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                              FIXING RECORD DATE

     Section 5. In order that the corporation may determine the stockholders ---------- entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

                            REGISTERED STOCKHOLDERS

    Section 6.  The corporation shall be entitled to recognize a person
    ---------
registered on its books as the exclusive owner of shares entitled to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE VII

                              GENERAL PROVISIONS

                                   DIVIDENDS

    Section 1.  Dividends on the capital stock of the corporation, subject to
    ---------
the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

    Section 2.  Before payment of any dividend, there may be set aside out of
    ---------
any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                               ANNUAL STATEMENT

    Section 3.  The board of directors shall present at each annual meeting, and
    ---------
at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

                                    CHECKS

     Section 4.  All checks or demands for money and notes of the corporation
     ----------
shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

                                  FISCAL YEAR

     Section 5.  The fiscal year of the corporation shall be fixed by resolution
     ----------
of the board of directors.

                                     SEAL

     Section 6.  The corporate seal shall have inscribed thereon the name of the
     ----------
corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


                                 ARTICLE VIII

                           AMENDMENTS AND CONFLICTS

     Section 1.  These by-laws may be altered, amended or repealed or new
     ----------
by-laws may be adopted by the stockholders at any regular meeting of the stockholders or at any special meeting of the stockholders if notice of such alteration, amendment, repeal or adoption of new by-laws shall be contained in the notice of such special meeting. If the certificate of incorporation confers the power to alter, amend or repeal these by-laws and/or adopt new by-laws, such action may be taken by action of the board of directors in any manner permitted by Article III. If the power to adopt, amend or repeal by-laws is conferred upon the board of directors by the certificate of incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal by-laws.

     Section 2.  These by-laws shall be subject to and limited by the applicable
     ----------
provisions of that certain Common Stock and Warrant Purchase Agreement dated March 17, 1992 among the corporation and the other parties thereto (the "Purchase Agreement"), and that certain Voting, Co-Sale and Right of First Refusal Agreement dated March 17, 1992 (the "Voting Agreement"). In the event of a conflict between the provisions of the Purchase Agreement or the Voting Agreement and these by-laws, the applicable provisions of such agreements shall govern, so long as the applicable provisions shall remain in effect.